BEAR, STEARNS & CO. INC.
ATLANTA • BOSTON • CHICAGO	ASSET-BACKED SECURITIES GROUP
DALLAS • LOS ANGELES • NEW YORK • SAN FRANCISCO	383 Madison Avenue
FRANKFURT • GENEVA • HONG KONG	New York, N.Y. 10179
LONDON • PARIS • TOKYO	(212) 272-2000

New Issue Computational Materials

(Part I of II)

$[706,508,000] (Approximate)

Aegis Asset Backed Securities Trust

Mortgage Pass-Through Certificates, Series 2005-5

Aegis Asset Backed Securities Corporation

Depositor

Aegis Mortgage Corporation

Sponsor and Seller

October 12, 2005 (Revised October 14, 2005)

Aegis Asset Backed Securities Trust

Series 2005-5

Statement Regarding Assumptions as to Securities, pricing estimates, and other Information

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed.  Please read and understand this entire statement before utilizing the Information.  Should you receive Information that refers to the “Statement Regarding Assumptions and Other Information,” please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information.  Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed.  You should understand the assumptions and evaluate whether they are appropriate for your purposes.  Performance results are based on mathematical models that use inputs to calculate results.  As with all models, results may vary significantly depending upon the value of the inputs given.  Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements).  Models used in any analysis may be proprietary making the results difficult for any third party to reproduce.  Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates.  You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information. Information in this material regarding any assets backing any securities discussed herein supplements all prior information regarding such assets

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: Bear Stearns, and/or individuals thereof, may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates.  We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you.  Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities.  If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision.

$706,508,000 (Approximate)

Characteristics of the Certificates (a), (b), (c)

Offered Certificates	Original Certificate Balance	Coupon	Avg Life To Call (years)	Principal Lockout/ Window to Call (months)	Final Scheduled Maturity Date	Initial Credit Support	Expected Ratings (f) (Moody’s/S&P/Fitch)

IA1	$191,896,000	(d)(e)	1.00	0/21	March 2026	23.55%	Aaa/AAA/AAA
IA2	$85,156,000	(d)(e)	2.00	20/6	November 2029	23.55%	Aaa/AAA/AAA
IA3	$106,315,000	(d)(e)	3.50	25/52	October 2034	23.55%	Aaa/AAA/AAA
IA4	$34,033,000	(d)(e)	6.93	76/8	January 2036	23.55%	Aaa/AAA/AAA
M1	$47,400,000	(d)(e)	4.99	45/39	January 2036	19.60%	Aa1/[AAA]/AA+
M2	$43,200,000	(d)(e)	4.87	42/42	January 2036	16.00%	Aa2/[AA+]/AA+
M3	$29,400,000	(d)(e)	4.80	41/43	January 2036	13.55%	Aa3/[AA+]/AA
M4	$20,400,000	(d)(e)	4.76	40/44	January 2036	11.85%	A1/[AA]/AA-
M5	$21,600,000	(d)(e)	4.74	39/45	January 2036	10.05%	A2/[AA-]/A+
M6	$18,000,000	(d)(e)	4.72	38/46	January 2036	8.55%	A3/[A+]/A
B1	$19,200,000	(d)(e)	4.71	38/46	January 2036	6.95%	Baa1/[A+]/A-
B2	$13,800,000	(d)(e)	4.69	37/47	January 2036	5.80%	Baa2/[A]/BBB+
B3	$13,800,000	(d)(e)	4.68	37/47	January 2036	4.65%	Baa3/[BBB+]/BBB
B4	$9,000,000	(d)(e)	4.68	37/47	January 2036	3.90%	Ba1/[BBB]/BBB
B5	$12,000,000	(d)(e)	4.67	36/48	January 2036	2.90%	Ba2/[BBB-]/BBB-
Not Offered Hereby
IIA	$500,000,000	(d)(e)	Not Offered Hereby		August 2035	23.55%	Aaa/AAA/AAA
B6	$13,200,000	(d)(e)	Not Offered Hereby		January 2036	1.80%	NR/BB+/BB
B7	$15,000,000	(d)(e)	Not Offered Hereby		January 2036	0.55%	NR/BB/NR

Notes:

(a)	100% Prepayment Assumption:
	Fixed Rate Mortgage Loans:	4.6% CPR in month 1 of the life of the loan, building to 23.0% CPR by month 12
23.0% CPR on and after month 12
	Adjustable Rate Mortgage Loans:	5.0% CPR in month 1 of the life of the loan, building to 27.0% by month 12
27.0% CPR for months 12-23
60.0% CPR for months 24-27
30.0% CPR on and after month 28
(b)	Transaction priced to Optional Termination.
(c)	The principal balance of each Class of Certificates is subject to a 5% variance.
(d)	The lesser of (a) the related Pass-Through Rate and (b) the related Net Funds Cap.
(e)	If the Optional Termination is not exercised, the margins for the Class A Certificates will double and the margins for the Class M and Class B Certificates will increase to 1.5x their initial margins.
(f)	Rating Agency Contacts
	Moody’s	Michael Zoccoli (212) 553-1012
	S&P	Brian Weller (212) 438-1934
	Fitch	Sarah Wanchock (212) 908-0723

Depositor:

Aegis Asset Backed Securities Corporation.

Sponsor, Seller

and Sub-Servicer:

Aegis Mortgage Corporation.   The Sub-Servicer has a subprime mortgage  servicer rating of “Average” from S&P.  It is anticipated servicing of the mortgage loans will transfer to the  Servicer on or about November 15, 2005.

Trustee:

Wachovia Bank, National Association.

Master Servicer, Custodian

and Securities Administrator:

Wells Fargo Bank, N. A.

Servicer:

Ocwen Loan Servicing, LLC (“Ocwen”).  Ocwen has a subprime mortgage servicer rating of “SQ2-” from Moody’s Investors Service (“Moody’s”), “RPS2” from Fitch Ratings (“Fitch”) and “Strong” from Standard and Poor’s (“S&P”).

Credit Risk Manager:

MortgageRamp, LLC (“MortgageRamp”).  MortgageRamp’s primary function will be to monitor and advise the Servicer with respect to default management.

Underwriters:

Lead Manager:

Bear, Stearns & Co. Inc.

Co-Managers:

Credit Suisse First Boston LLC

Lehman Brothers Inc.

UBS Securities LLC

Swap Counterparty:

Bear Stearns Financial Products Inc.

The Certificates:

The Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Series 2005-5, will issue 21 classes of certificates (the “Certificates”): The Class IA1, Class IA2, Class IA3, Class IA4 and the Class IIA Certificates (collectively, the “Class A Certificates”); the Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Certificates (collectively, the “Class M Certificates”); the Class B1, Class B2, Class B3, Class B4, Class B5, Class B6 and Class B7 Certificates (collectively, the “Class B Certificates”); and the Class P, Class X and Class R Certificates.  The Class A Certificates are also referred to herein as the “Senior Certificates,” and the Class M and Class B Certificates are also referred to herein as the “Subordinate Certificates.”  The Class IA1, Class IA2, Class IA3 and Class IA4 Certificates are also referred to herein as the “Offered Senior Certificates”.  The Class IIA Certificates are also referred to herein as the “Non-Offered Senior Certificates”.  The Class M Certificates, along with the Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates are referred to herein as the “Offered Subordinate Certificates”.  The Class B6 and Class B7 Certificates are also referred to herein as the “Non-Offered Subordinate Certificates”.  Only the Offered Senior Certificates and the Offered Subordinate Certificates will be offered hereby (collectively, the “Offered Certificates”).

Cut-off Date:

October 1, 2005

Expected Pricing Date:

Week of October 10, 2005

Closing Date:

On or about October 28, 2005

Distribution Date:

The 25th day of each month or, if the 25th day is not a business day, on the next succeeding business day, beginning in November 2005.

Delay Days:

0 days.

Day Count:

Interest will accrue on the Senior Certificates and the Subordinate Certificates on the basis of a 360-day year and the actual number of days elapsed in each Accrual Period.

Record Date:

With respect to any Distribution Date, the business day immediately preceding such Distribution Date.

Accrual Period:

With respect to any Distribution Date, the period beginning on the immediately preceding Distribution Date (or on the Closing Date, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

Collection Period:

With respect to any Distribution Date, the one-month period beginning on the second day of the calendar month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

Form of Registration:

Book-Entry form, same day funds through DTC, Clearstream and Euroclear.

Tax Status:

Each of the Senior Certificates, the Subordinate Certificates, the Class P Certificates and the Class X Certificates will represent ownership of “regular interests” in a REMIC.  The Class R Certificates will represent the sole class of “residual interest” in each of the REMICs.

ERISA Eligibility:

The Offered Certificates are expected to be eligible for purchase by employee benefit plans or other retirement arrangements subject to ERISA or Section 4975 of the Internal Revenue Code of 1986, provided that certain conditions are satisfied (as described in the prospectus supplement).

SMMEA Treatment:

The Senior Certificates and the Subordinate Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Mortgage Loans:

The collateral will consist of conventional first and second lien, adjustable and fixed rate, fully amortizing and balloon residential mortgage loans (the “Mortgage Loans”). The statistical calculation pool described herein consists of two groups of Mortgage Loans, “Loan Group I” and “Loan Group II”.

Loan Group I will consist of fixed-rate and adjustable-rate residential Mortgage Loans secured by [93.83]% first liens and [6.17]% second liens on mortgaged properties that may or may not conform to Freddie Mac loan limits.  Approximately [29.51]% of Loan Group I will consist of interest only Mortgage Loans.  The fixed-rate, interest only loans in Loan Group I have a weighted average interest only term of 60 months.  The adjustable-rate, interest only loans in Loan Group I have a weighted average interest only term of 60 months.

Loan Group II will consist of fixed-rate and adjustable-rate residential Mortgage Loans secured by [96.03]% first liens and [3.97]% second liens on mortgaged properties that will conform to Freddie Mac loan limits.  Approximately [20.81]% of Loan Group II will consist of interest only Mortgage Loans.  The fixed-rate, interest only loans in Loan Group II have a weighted average interest only term of 60 months.  The adjustable-rate, interest only loans in Loan Group II have a weighted average interest only term of 60 months.

For collateral statistics please refer to Part II of II of the Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Series 2005-5 New Issue Computational Materials.

Optional Termination:

The majority holders of the Class X Certificates (or the Servicer, if the Class X Certificateholders do not do so) may, at their option, purchase the Mortgage Loans on or after the later of (a) any Distribution Date following the month in which the total principal balance of the Mortgage Loans declines to less than 10% of the Cut-off Date Pool Balance and (b) the Distribution Date in October 2010 (the later of such Distribution Dates the  “Initial Purchase Date”).

Spread Increase:

If the option to purchase the Mortgage Loans is not exercised on the Initial Purchase Date by the majority Class X Certificateholders (or the Servicer, if such Class X Certificateholders do not do so), then with respect to the following Distribution Date and each succeeding Distribution Date thereafter, the margins on the Class A Certificates will double and the margins on the Class M and Class B Certificates will increase by a 1.5x multiple.

Servicing Fee:

With respect to any Distribution Date, 50 basis points (0.50%) per annum on the outstanding principal balance of each Mortgage Loan as of the first day of the related Collection Period.

Credit Risk Management Fee:

With respect to any Distribution Date, 1.25 basis points (0.0125%) per annum on the outstanding principal balance of each Mortgage Loan as of the first day of the related Collection Period.

Combined Master Servicer,

Custodian, Securities

Administrator

and Trustee Fee:

In lieu of fees, the Master Servicer, Custodian and the Securities Administrator will be compensated through reinvestment income on monies held in certain accounts of the trust fund.  The Master Servicer will pay the Trustee Fee out of such reinvestment income.

Certificate Rate:

The Certificate Rate on each Class of Senior Certificates and Subordinate Certificates is equal to the lesser of (i) the related Pass-Through Rate and (ii) the related Net Funds Cap.

Pass-Through Rate:

With respect to the Senior Certificates and the Subordinate Certificates, a per annum rate equal to the lesser of (a) One-Month LIBOR plus the applicable margin for each Class or (b) the applicable Maximum Interest Rate.

Group I Optimal

Interest Remittance Amount:

The Group I Optimal Interest Remittance Amount with respect to each Distribution Date will be equal to the product of (A) (x) the weighted average of the Net Mortgage Rates (as defined herein) of Loan Group I as of the first day of the related Collection Period (as defined herein) and adjusted for prepayments received and distributed on the prior Distribution Date divided by (y) 12 and (B) the Pool Balance of Loan Group I as of the first day of the related Collection Period.

Group II Optimal

Interest Remittance Amount:

The Group II Optimal Interest Remittance Amount with respect to each Distribution Date will be equal to the product of (A) (x) the weighted average of the Net Mortgage Rates (as defined herein) of Loan Group II as of the first day of the related Collection Period (as defined herein) and adjusted for prepayments received and distributed on the prior Distribution Date divided by (y) 12 and (B) the Pool Balance of Loan Group II as of the first day of the related Collection Period.

Group I Net Funds Cap:

With respect to each Distribution Date and each class of Offered Senior Certificates will be an annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) (i) the Group I Optimal Interest Remittance Amount for such date minus (ii) the lesser of any net swap payment or swap termination payment (not triggered by the Swap Counterparty) owed to the Swap Counterparty for such Distribution Date allocable to Loan Group I and the Group I Optimal Interest Remittance Amount and (2) 12, and the denominator of which is the Pool Balance of Loan Group I as of the first day of the related collection period, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Accrual Period related to such Distribution Date.

The net swap payments allocable to the Group I Net Funds Cap will be based on an allocation percentage equal to (a) the Pool Balance of Loan Group I divided by (b) the aggregate Pool Balance.

Group II Net Funds Cap:

With respect to each Distribution Date and the Class IIA Certificates will be an annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) (i) the Group II Optimal Interest Remittance Amount for such date minus (ii) the lesser of any net swap payment or swap termination payment (not triggered by the Swap Counterparty) owed to the Swap Counterparty for such Distribution Date allocable to Loan Group II and the Group II Optimal Interest Remittance Amount and (2) 12, and the denominator of which is the Pool Balance of Loan Group II as of the first day of the related collection period, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Accrual Period related to such Distribution Date.

The net swap payments allocable to the Group II Net Funds Cap will be based on an allocation percentage equal to (a) the Pool Balance of Loan Group II divided by (b) the aggregate Pool Balance.

Aggregate Net Funds Cap:

With respect to each Distribution Date and the Class M and the Class B Certificates will equal the weighted average of the Loan Group I Net Funds Cap and the Loan Group II Net Funds Cap, weighted on the basis of the Pool Subordinate Amount for each Mortgage Pool.

Pool Subordinate Amount:

The ‘‘Pool Subordinate Amount’’ as to any Loan Group and any Distribution Date is the excess of the Pool Balance for such Loan Group for the immediately preceding Distribution Date over the aggregate class principal amount of the Class IA1, Class IA2, Class IA3 and Class IA4 Certificates (in the case of Group I) or the class principal amount of the Class IIA Certificates (in the case of Group II), immediately prior to the related Distribution Date.

Swap Agreement:

On the Closing Date, the Trustee will enter into a Swap Agreement with an initial notional amount of approximately $1,193,400,000.  Under the Swap Agreement, on each Distribution Date, the Securities Administrator, on behalf of the Supplemental Interest Trust (as defined herein), will be obligated to pay the Swap Counterparty an amount equal to 4.594% (per annum) on the swap notional amount based upon a 30/360 day count convention (or in the case of the first Distribution Date, the number of days from and including the Closing Date to but excluding the first Distribution Date based on a 30-day month) and the Securities Administrator, on behalf of the Supplemental Interest Trust, will be entitled to receive from the Swap Counterparty an amount equal to One-Month LIBOR (as determined pursuant to the Swap Agreement) on the swap notional amount accrued during the related swap accrual period, based upon an Actual/360 day count convention (or, for the first Distribution Date, the actual number of days elapsed from the Closing Date to but excluding the first Distribution Date) until the swap is retired.  Only the net amount of the two obligations above will be paid by the appropriate party.  To the extent that the Securities Administrator, on behalf of the Supplemental Interest Trust, is obliged to make a payment to the Swap Counterparty on a Distribution Date, amounts otherwise available to Certificateholders will be applied to make such payment.  Shown below is the swap notional amount schedule.

Period	Notional Balance ($)	Period	Notional Balance ($)
1	1,193,400,000	31	232,681,685
2	1,177,673,430	32	221,082,658
3	1,161,023,729	33	209,919,010
4	1,141,159,710	34	198,222,769
5	1,113,980,271	35	186,035,240
6	1,082,645,345	36	174,740,242
7	1,045,738,335	37	164,056,512
8	1,000,494,714	38	153,927,713
9	948,819,119	39	144,381,551
10	889,464,056	40	135,864,082
11	822,600,253	41	128,264,365
12	763,693,534	42	121,450,783
13	712,007,252	43	115,049,585
14	672,816,412	44	109,002,463
15	639,029,146	45	103,283,212
16	605,665,727	46	97,811,752
17	575,845,060	47	92,574,512
18	549,653,200	48	87,546,364
19	525,608,822	49	82,582,522
20	501,875,765	50	77,699,221
21	477,300,303	51	72,935,219
22	450,683,690	52	68,470,663
23	411,240,538	53	64,284,280
24	366,148,144	54	60,357,593
25	336,155,414	55	56,673,396
26	314,542,638	56	53,216,365
27	296,516,111	57	49,972,961
28	278,680,981	58	46,930,782
29	261,318,240	59	44,077,869
30	245,913,297	60	41,398,130

Net Mortgage Rate:

For any Mortgage Loan at any time equals the Mortgage Rate thereof minus the Aggregate Expense Rate.

Aggregate Expense Rate:

For any Mortgage Loan equals the Servicing Fee.

Pool Balance:

As of any date of determination will be equal to the aggregate of the Scheduled Principal Balances of the Mortgage Loans as of such date.

Current Interest:

The interest accrued during the related Accrual Period at the applicable Certificate Rate.

Carryforward Interest:

With respect to any Class of Class A, Class M or Class B Certificates and any Distribution Date will equal the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from the previous Distribution Date exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date and (2) interest on such amount for the related Accrual Period at the applicable Certificate Rate.

Group I

Maximum Interest Rate:

The ‘‘Group I Maximum Interest Rate’’ with respect to any Distribution Date will be an annual rate equal to (a) the product, expressed as a percentage, of (1) the amount, if any, by which the weighted average of the maximum Group I Mortgage Rates specified in the related mortgage notes for the Group I Mortgage Loans exceeds the Aggregate Expense Rate and (2) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Accrual Period related to such Distribution Date; plus (b) the product, expressed as a percentage, of (1) the amount of any net swap payment owed allocable to Group I by the Swap Counterparty for such Distribution Date divided by the Pool Balance for Loan Group I as of the beginning of the related Collection Period and (2) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the Accrual Period related to such Distribution Date; minus (c) the product, expressed as a percentage, of (1) the amount of any net swap payment owed allocable to Group I to the Swap Counterparty for such Distribution Date divided by the Pool Balance for Loan Group I as of the beginning of the related Collection Period and (2) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the Accrual Period related to such Distribution Date.

The net swap payments allocable to Group I in computing the Group I Maximum Interest Rate will be based on an allocation percentage equal to (a) the Pool Balance of Loan Group I divided by (b) the aggregate Pool Balance.

Group II

Maximum Interest Rate:

 The ‘‘Group II Maximum Interest Rate’’ with respect to any Distribution Date will be an annual rate equal to (a) the product, expressed as a percentage, of (1) the amount, if any, by which the weighted average of the maximum Group II Mortgage Rates specified in the related mortgage notes for the Group II Mortgage Loans exceeds the Aggregate Expense Rate and (2) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Accrual Period related to such Distribution Date; plus (b) the product, expressed as a percentage, of (1) the amount of any net swap payment allocable to Group II owed by the Swap Counterparty for such Distribution Date divided by the Pool Balance for Loan Group II as of the beginning of the related Collection Period and (2) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the Accrual Period related to such Distribution Date; minus (c) the product, expressed as a percentage, of (1) the amount of any net swap payment allocable to Group II owed to the Swap Counterparty for such Distribution Date divided by the Pool Balance for Loan Group II as of the beginning of the related Collection Period and (2) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the Accrual Period related to such Distribution Date.

The net swap payments allocable to Group II in computing the Group II Maximum Interest Rate will be based on an allocation percentage equal to (a) the Pool Balance of Loan Group II divided by (b) the aggregate Pool Balance.

Aggregate

Maximum Interest Rate:

With respect to each Distribution Date will equal the weighted average of the Loan Group I Maximum Interest Rate and the Loan Group II Maximum Interest Rate, weighted on the basis of the Pool Subordinate Amount for each Mortgage Pool.

Basis Risk Shortfall Amount:

To the extent that (a) the amount of interest payable to a class at its Pass-Through Rate exceeds (b) its Net Funds Cap (such excess, a "Basis Risk Shortfall"), that class will be entitled to the amount of such Basis Risk Shortfall, plus interest thereon at the applicable Pass-Through Rate until paid. Such amounts are payable to the extent of available funds, in the priorities described herein.

Credit Enhancement:

For each class of Senior Certificates and Subordinate Certificates, credit enhancement will consist of the following:

(1)

Excess interest (excluding net swap payments received from the Swap Counterparty)

(2)

Any net swap payments received from the Swap Counterparty

(3)

Overcollateralization (initially, approximately 0.55%).

Allocation of Losses:

The amount of losses on the Mortgage Loans, to the extent that such losses exceed excess interest, any remaining net swap payment received by the Trustee from the Swap Counterparty and any overcollateralization, will be applied sequentially to reduce the principal amount of the Class B7, B6, B5, B4, B3, B2, B1, M6, M5, M4, M3, M2 and M1 Certificates, in that order, until each such class is reduced to zero.  Losses will not be applied to reduce the principal amount of the Class A Certificates.

Overcollateralization Target:

Prior to the Stepdown Date, approximately 0.55% of the Cut-off Date Pool Balance.  On or after the Stepdown Date, approximately 1.10% of the aggregate outstanding principal balance of the Mortgage Loans, subject to a floor of 0.50% of the Cut-off Date Pool Balance; provided, however, that if a Trigger Event has occurred and is continuing on the related Distribution Date, the Overcollateralization Target will be the same as the Overcollateralization Target on the preceding Distribution Date (i.e. no stepdown will occur).

Trigger Event:

A Trigger Event will have occurred if the three-month rolling average of the 60+ Day Delinquency percentage for the three prior Collection Periods equals or exceeds 38.00% of the senior enhancement percentage or if the cumulative realized losses exceeds the following percentage of the Cut-off Date Pool Balance on the respective Distribution Date.

Distribution Date	Percentage
25 – 36	1.45%
37 – 48	3.25%
49 – 60	5.10%
61 – 72	6.60%
73 +	7.25%

Stepdown Date:

The earlier of (1) the Distribution Date on which the total principal amount of the Senior Certificates has been reduced to zero and (2) the later of (a) the Distribution Date in November 2008 and (b) the first Distribution Date on which the senior enhancement percentage (calculated for this purpose after giving effect to payments or other recoveries in respect of the Mortgage Loans during the related Collection Period but before giving effect to distributions on the Certificates on such Distribution Date) is greater than or equal to 47.10%.

Interest Priority of Payments:

On each Distribution Date, the interest received or advanced will be distributed in the following order of priority, in each case, to the extent of funds remaining:

(1)

To pay the Servicing Fee;

(2)

To the Supplemental Interest Trust any net swap payments for such Distribution Date and any swap termination payment (not triggered by the Swap Counterparty) payable to the Swap Counterparty;

(3)

To pay Current Interest and Carryforward Interest to the Class A Certificates.  With respect to Loan Group I, to the Offered Senior Certificates, pro rata; with respect to Loan Group II, to the Class IIA Certificates;

(4)

To pay Current Interest and Carryforward Interest to Classes M1, M2, M3, M4, M5, M6, B1, B2, B3, B4, B5, B6 and B7 sequentially;

(5)

To pay the Credit Risk Management Fee;

(6)

To pay to the Trustee, previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Pooling and Servicing Agreement;

(7)

To pay the holders of the Senior Certificates and Subordinate Certificates in respect of principal (in the order of priority as described herein under “Principal Priority of Payments”), to maintain the Overcollateralization Target;

(8)

To pay, pro rata, to Class A Certificates, and then, sequentially, to Classes M1, M2, M3, M4, M5, M6, B1, B2, B3, B4, B5, B6 and B7, any Basis Risk Shortfalls and Unpaid Basis Risk Shortfalls; and

(9)

To pay, sequentially, to Classes M1, M2, M3, M4, M5, M6, B1, B2, B3, B4, B5, B6 and B7 the amount of any allocated Realized Losses remaining unpaid.

Principal Priority of Payments:

On each Distribution Date, the principal received or advanced will be deposited to the Supplemental Interest Trust to the extent of any swap termination payment due and remaining unpaid (not triggered by the Swap Counterparty and after application of interest received or advanced for this purpose on such Distribution Date) and then in the following order of priority, in each case, to the extent of funds remaining:

Prior to the Stepdown Date, or if a Trigger Event is in effect, the Class A Certificates (as described in the Class A Principal Priority of Payments) will receive the principal collected on the related Mortgage Loans plus any excess interest and any remaining net swap payment received from the Swap Counterparty required to maintain the Overcollateralization Target until the aggregate Certificate Principal Balances of the Class A Certificates has been reduced to zero.  The Subordinate Certificates will not receive any principal payments until the Stepdown Date.

On or after the Stepdown Date, if no Trigger Event is in effect, principal paid on the Class A Certificates (as described in the Class A Principal Priority of Payments) will be an amount such that the Class A Certificates will maintain a 47.10% Credit Enhancement Percentage (based on 2x the Class A Initial Target Credit Enhancement Percentage).

On or after the Stepdown Date, if no Trigger Event is in effect, principal will be paid on Subordinate Certificates in the following order:

(1)

To the Class M1 Certificates until it reaches a 39.20% Target Credit Enhancement Percentage (based on 2x the Class M1 Initial Target Credit Enhancement Percentage);

(2)

To the Class M2 Certificates until it reaches a 32.00% Target Credit Enhancement Percentage (based on 2x the Class M2 Initial Target Credit Enhancement Percentage);

(3)

To the Class M3 Certificates until it reaches a 27.10% Target Credit Enhancement Percentage (based on 2x the Class M3 Initial Target Credit Enhancement Percentage);

(4)

To the Class M4 Certificates until it reaches a 23.70% Target Credit Enhancement Percentage (based on 2x the Class M4 Initial Target Credit Enhancement Percentage);

(5)

To the Class M5 Certificates until it reaches a 20.10% Target Credit Enhancement Percentage (based on 2x the Class M5 Initial Target Credit Enhancement Percentage);

(6)

To the Class M6 Certificates until it reaches a 17.10% Target Credit Enhancement Percentage (based on 2x the Class M6 Initial Target Credit Enhancement Percentage);

(7)

To the Class B1 Certificates, until it reaches a 13.90% Target Credit Enhancement Percentage (based on 2x the Class B1 Initial Target Credit Enhancement Percentage);

(8)

To the Class B2 Certificates, until it reaches a 11.60% Target Credit Enhancement Percentage (based on 2x the Class B2 Initial Target Credit Enhancement Percentage);

(9)

To the Class B3 Certificates, until it reaches a 9.30% Target Credit Enhancement Percentage (based on 2x the Class B3 Initial Target Credit Enhancement Percentage);

(10)

To the Class B4 Certificates, until it reaches a 7.80% Target Credit Enhancement Percentage (based on 2x the Class B4 Initial Target Credit Enhancement Percentage);

(11)

To the Class B5 Certificates, until it reaches a 5.80% Target Credit Enhancement Percentage (based on 2x the Class B5 Initial Target Credit Enhancement Percentage);

(12)

To the Class B6 Certificates, until it reaches a 3.60% Target Credit Enhancement Percentage (based on 2x the Class B6 Initial Target Credit Enhancement Percentage); and

(13)

To the Class B7 Certificates, until it reaches a 1.10% Target Credit Enhancement Percentage (based on 2x the Class B7 Initial Target Credit Enhancement Percentage).

Any principal received or advanced remaining will be distributed alongside the remaining interest remittance amount received or advanced as described in clauses (8) and (9) in the section “Interest Priority of Payments.”

Supplemental Interest Trust:

Funds deposited into the Supplemental Interest Trust on a Distribution Date will include:

(i)

any net swap payments for such Distribution Date and any swap termination payment (not triggered by the Swap Counterparty) payable to the Swap Counterparty deposited as described in clause (2) and (10) in the section “Interest Priority of Payments” above;

(ii)

any swap termination amount payable to the Swap Counterparty deposited as described in the section “Principal Priority of Payments” above; and

(iii)

any net swap payments or swap termination payments received from the Swap Counterparty for such Distribution Date.

Funds in the Supplemental Interest Trust will be distributed in the following priority:

(1)

To the Swap Counterparty, any net swap payments owed for such Distribution Date;

(2)

To the Swap Counterparty, any swap termination payment (not triggered by the Swap Counterparty);

(3)

To the holders of the Class A Certificates, to pay Current Interest and Carryforward Interest, on a pro rata basis, to the extent unpaid from interest received or advanced from the Mortgage Loans as described in clause (3) in the section “Interest Priority of Payments” above;

(4)

To the holders of the Subordinate Certificates, to pay Current Interest and Carryforward Interest, sequentially, to the extent unpaid from interest received or advanced from the Mortgage Loans as described in clause (4) in the section “Interest Priority of Payments” above;

(5)

To the Certificateholders, to pay pro rata, to the Class A Certificates, and then sequentially to Classes M1, M2, M3, M4, M5, M6, B1, B2, B3, B4, B5, B6 and B7 any Basis Risk Shortfalls and Unpaid Basis Risk Shortfalls to the extent unpaid from interest received or advanced from the Mortgage Loans as described in clause (8) in the section “Interest Priority of Payments” above;

(6)

To the Certificateholders, to pay as principal according to the section “Principal Priority of Payments” above, to the Class A Certificates (further described in the Class A Principal Priority of Payments), M1, M2, M3, M4, M5, M6, B1, B2, B3, B4, B5, B6 and B7 to maintain the Overcollateralization Target to the extent required after payment from interest received or advanced from the Mortgage Loans as described in clause (7) in the section “Interest Priority of Payments” above;

(7)

To the Certificateholders, to pay sequentially to Classes M1, M2, M3, M4, M5, M6, B1, B2, B3, B4, B5, B6 and B7 the amount of any allocated Realized Losses remaining unpaid to the extent unpaid from interest received or advanced from the Mortgage Loans as described in clause (9) in the section “Interest Priority of Payments” above;

(8)

If applicable, for application to the purchase of a replacement interest rate swap agreement;

(9)

To the Swap Counterparty, any swap termination payment triggered by the Swap Counterparty; and

(10)

To the holders of the Class X Certificates, any remaining amounts.

Class A Principal

Priority of Payment:

For Loan Group I, the Group I portion of the principal payment to the Class A Certificates will be allocated as follows:

1)

to the Class IA1 Certificates, until the certificate principal balance thereof is reduced to zero;

2)

to the Class IA2 Certificates, until the certificate principal balance thereof is reduced to zero;

3)

to the Class IA3 Certificates, until the certificate principal balance thereof is reduced to zero; and

4)

to the Class IA4 Certificates, until the certificate principal balance thereof is reduced to zero.

For Loan Group II, the Group II portion of the principal payment to the Class A Certificates will be allocated to the Class IIA Certificates until the respective certificate principal balance thereof is reduced to zero.

Initial Target Credit

Enhancement (% of

Initial Collateral Balance):

A	23.55%
M1	19.60%
M2	16.00%
M3	13.55%
M4	11.85%
M5	10.05%
M6	8.55%
B1	6.95%
B2	5.80%
B3	4.65%
B4	3.90%
B5	2.90%
B6	1.80%
B7	0.55%

Target Credit Enhancement

On or After Stepdown Date

(% of Current Collateral

Balance):

A	47.10%
M1	39.20%
M2	32.00%
M3	27.10%
M4	23.70%
M5	20.10%
M6	17.10%
B1	13.90%
B2	11.60%
B3	9.30%
B4	7.80%
B5	5.80%
B6	3.60%
B7	1.10%

Group I Net Funds Cap Schedule

PERIOD	GROUP I NET FUNDS CAP (1) (%)	GROUP I EFFECTIVE RATE (2) (3) (%)	PERIOD	GROUP I NET FUNDS CAP(1) (%)	GROUP I EFFECTIVE RATE (2)(3) (%)
1	7.05	7.05	43	9.38	16.57
2	6.39	22.30	44	9.11	16.11
3	6.31	22.13	45	9.38	16.32
4	6.31	22.01	46	9.12	15.86
5	6.60	22.11	47	9.12	15.75
6	6.33	21.61	48	9.39	16.02
7	6.43	21.42	49	9.12	15.55
8	6.35	20.95	50	9.40	15.76
9	6.47	20.58	51	9.13	15.27
10	6.39	19.91	52	9.13	15.13
11	6.42	19.22	53	10.02	16.13
12	6.55	18.75	54	9.13	14.91
13	6.45	18.12	55	9.41	15.14
14	6.59	17.91	56	9.14	14.67
15	6.48	17.50	57	9.42	14.91
16	6.49	17.21	58	9.14	14.44
17	6.92	17.39	59	9.14	14.34
18	6.51	16.76	60	9.44	14.61
19	6.65	16.71	61	9.25	11.48
20	6.52	16.38	62	9.56	11.86
21	6.67	16.29	63	9.24	11.47
22	6.56	15.88	64	9.24	11.47
23	6.67	15.42	65	10.23	12.69
24	8.82	17.10	66	9.24	11.46
25	8.87	16.99	67	9.54	11.83
26	9.09	17.18	68	9.23	11.45
27	8.84	16.95	69	9.54	11.82
28	8.85	16.73	70	9.23	11.43
29	9.37	16.98	71	9.22	11.43
30	8.93	16.87	72	9.53	11.80
31	9.19	17.03	73	9.22	11.42
32	8.95	16.61	74	9.52	11.79
33	9.20	16.71	75	9.21	11.41
34	8.96	16.26	76	9.21	11.40
35	8.98	16.08	77	9.84	12.18
36	9.32	16.87	78	9.20	11.39
37	9.08	16.46	79	9.51	11.76
38	9.34	16.56	80	9.20	11.38
39	9.09	16.06	81	9.50	11.75
40	9.09	15.89	82	9.19	11.36
41	9.94	16.77	83	9.19	11.36
42	9.11	16.28	84	9.49	11.73

(1)

Assumes One-Month LIBOR and Six-Month LIBOR remain constant at 3.89% and 4.29% respectively.

(2)

Assumes One-Month LIBOR and Six-Month LIBOR remain constant at 3.89% and 4.29% respectively in the first Distribution Date and increase instantaneously to 20.00% after the first Distribution Date.  The cashflows are run to the Optional Termination at the pricing speed.

(3)  The Group I effective net funds cap rate (“Group I Effective Rate”) is the annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) (i) the Group I Optimal Interest Remittance Amount for such date minus (ii) any net swap payment allocable to Loan Group I owed to the Swap Counterparty for such Distribution Date plus (iii) any net swap payment allocable to Loan Group I paid by the Swap Counterparty for such Distribution Date and (2) 12, and the denominator of which is the Pool Balance for  Loan Group I for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Accrual Period related to such Distribution Date.

Group II Net Funds Cap Schedule

PERIOD	GROUP II NET FUNDS CAP(1) (%)	GROUP II EFFECTIVE RATE (2)(3) (%)	PERIOD	GROUP II NET FUNDS CAP(1) (%)	GROUP II EFFECTIVE RATE (2)(3) (%)
1	7.15	7.15	43	8.96	15.73
2	6.48	22.39	44	8.71	15.29
3	6.40	22.21	45	8.96	15.48
4	6.40	22.10	46	8.71	15.04
5	6.69	22.20	47	8.71	14.92
6	6.42	21.70	48	8.97	15.15
7	6.52	21.51	49	8.71	14.70
8	6.44	21.03	50	8.97	14.87
9	6.56	20.67	51	8.71	14.41
10	6.48	20.00	52	8.71	14.27
11	6.50	19.30	53	9.55	15.17
12	6.64	18.84	54	8.71	14.02
13	6.54	18.21	55	8.97	14.21
14	6.68	18.00	56	8.71	13.77
15	6.56	17.59	57	8.97	13.97
16	6.58	17.30	58	8.71	13.54
17	7.02	17.48	59	8.71	13.43
18	6.59	16.84	60	8.98	13.65
19	6.74	16.80	61	8.81	10.56
20	6.61	16.46	62	9.10	10.90
21	6.76	16.38	63	8.80	10.54
22	6.63	15.96	64	8.79	10.53
23	6.71	15.46	65	9.73	11.65
24	8.68	16.96	66	8.79	10.51
25	8.62	16.72	67	9.07	10.86
26	8.81	16.89	68	8.78	10.50
27	8.56	16.66	69	9.06	10.84
28	8.57	16.43	70	8.77	10.48
29	9.05	16.64	71	8.76	10.47
30	8.64	16.49	72	9.05	10.81
31	8.87	16.60	73	8.75	10.45
32	8.65	16.18	74	9.04	10.79
33	8.88	16.27	75	8.74	10.43
34	8.65	15.83	76	8.74	10.42
35	8.66	15.62	77	9.34	11.13
36	8.93	16.26	78	8.73	10.41
37	8.70	15.83	79	9.02	10.74
38	8.94	15.90	80	8.72	10.39
39	8.70	15.41	81	9.01	10.73
40	8.71	15.24	82	8.71	10.37
41	9.50	16.02	83	8.71	10.36
42	8.71	15.51	84	8.99	10.70

(1) Assumes One-Month LIBOR and Six-Month LIBOR remain constant at 3.89% and 4.29% respectively.

(2) Assumes One-Month LIBOR and Six-Month LIBOR remain constant at 3.89% and 4.29% respectively in the first Distribution Date and increase instantaneously to 20.00% after the first Distribution Date.  The cashflows are run to the Optional Termination at the pricing speed.

(3)The Group II effective net funds cap rate (“Group II Effective Rate”) is the annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) (i) the Group II Optimal Interest Remittance Amount for such date minus (ii) any net swap payment allocable to Loan Group II owed to the Swap Counterparty for such Distribution Date plus (iii) any net swap payment allocable to Loan Group II paid by the Swap Counterparty for such Distribution Date and (2) 12, and the denominator of which is the Pool Balance for  Loan Group II for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Accrual Period related to such Distribution Date.

Aggregate Net Funds Cap Schedule

PERIOD	AGGREGATE NET FUNDS CAP (1) (%)	AGGREGATE EFFECTIVE RATE (2)(3) (%)	PERIOD	AGGREGATE NET FUNDS CAP(1) (%)	AGGREGATE EFFECTIVE RATE (2)(3) (%)
1	7.10	7.10	43	9.17	16.15
2	6.43	22.35	44	8.91	15.70
3	6.35	22.17	45	9.17	15.90
4	6.36	22.06	46	8.92	15.45
5	6.65	22.15	47	8.92	15.34
6	6.37	21.65	48	9.18	15.59
7	6.48	21.46	49	8.92	15.13
8	6.40	20.99	50	9.18	15.32
9	6.51	20.63	51	8.92	14.85
10	6.43	19.95	52	8.92	14.71
11	6.46	19.26	53	9.79	15.65
12	6.60	18.79	54	8.93	14.47
13	6.50	18.17	55	9.20	14.68
14	6.64	17.95	56	8.93	14.22
15	6.52	17.55	57	9.20	14.45
16	6.53	17.26	58	8.93	14.00
17	6.97	17.44	59	8.93	13.89
18	6.55	16.80	60	9.21	14.14
19	6.69	16.75	61	9.03	11.03
20	6.56	16.42	62	9.33	11.39
21	6.71	16.33	63	9.03	11.01
22	6.60	15.92	64	9.02	11.01
23	6.69	15.44	65	9.99	12.18
24	8.75	17.03	66	9.02	11.00
25	8.75	16.86	67	9.31	11.36
26	8.95	17.04	68	9.01	10.98
27	8.70	16.81	69	9.31	11.34
28	8.71	16.58	70	9.00	10.97
29	9.21	16.81	71	9.00	10.96
30	8.78	16.68	72	9.30	11.32
31	9.03	16.81	73	8.99	10.95
32	8.80	16.40	74	9.29	11.31
33	9.04	16.49	75	8.99	10.94
34	8.81	16.05	76	8.98	10.93
35	8.82	15.85	77	9.60	11.67
36	9.13	16.57	78	8.98	10.92
37	8.89	16.14	79	9.27	11.27
38	9.14	16.23	80	8.97	10.90
39	8.90	15.74	81	9.26	11.26
40	8.90	15.56	82	8.96	10.89
41	9.72	16.40	83	8.96	10.88
42	8.91	15.89	84	9.26	11.24

(1)

Assumes One-Month LIBOR and Six-Month LIBOR remain constant at [3.89]% and [4.29]% respectively.

           (2)    Assumes One-Month LIBOR and Six-Month LIBOR remain constant at [3.89]% and [4.29]% respectively in the first Distribution Date and increase instantaneously to

              20.00% after the first Distribution Date.  The cashflows are run to the Optional Termination at the pricing speed.

(3)

The aggregate effective net funds cap rate (“Aggregate Effective Rate”) is the annual rate equal to the weighted average of the Group I Effective Rate and the Group II

          Effective Rate, weighted on the basis of the Pool Subordinate Amount for each Mortgage Group.

Prepayment Sensitivity Tables

Class IA1 (to call / to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	13.62	1.58	1.22	1.00	0.85	0.75
Modified Duration (years)	9.94	1.49	1.16	0.96	0.82	0.72
First Principal Payment	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005
Last Principal Payment	3/25/2026	8/25/2008	11/25/2007	7/25/2007	4/25/2007	1/25/2007
Principal Lockout (months)	0	0	0	0	0	0
Principal Window (months)	245	34	25	21	18	15
Illustrative Yield (30/360) at Par (%)	4.09%	4.09%	4.09%	4.09%	4.09%	4.09%

Class IA2 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	22.18	3.69	2.45	2.00	1.77	1.53
Modified Duration (years)	14.26	3.36	2.28	1.88	1.67	1.45
First Principal Payment	3/25/2026	8/25/2008	11/25/2007	7/25/2007	4/25/2007	1/25/2007
Last Principal Payment	11/25/2029	7/25/2010	10/25/2008	12/25/2007	10/25/2007	8/25/2007
Principal Lockout (months)	244	33	24	20	17	14
Principal Window (months)	45	24	12	6	7	8
Illustrative Yield (30/360) at Par (%)	4.16%	4.17%	4.16%	4.16%	4.16%	4.16%

Class IA2 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	22.18	3.69	2.45	2.00	1.77	1.53
Modified Duration (years)	14.26	3.36	2.28	1.88	1.67	1.45
First Principal Payment	3/25/2026	8/25/2008	11/25/2007	7/25/2007	4/25/2007	1/25/2007
Last Principal Payment	11/25/2029	7/25/2010	10/25/2008	12/25/2007	10/25/2007	8/25/2007
Principal Lockout (months)	244	33	24	20	17	14
Principal Window (months)	45	24	12	6	7	8
Illustrative Yield (30/360) at Par (%)	4.16%	4.17%	4.16%	4.16%	4.16%	4.16%

Class IA3 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.72	8.10	5.32	3.50	2.23	1.98
Modified Duration (years)	15.71	6.65	4.63	3.16	2.09	1.86
First Principal Payment	11/25/2029	7/25/2010	10/25/2008	12/25/2007	10/25/2007	8/25/2007
Last Principal Payment	9/25/2034	4/25/2019	9/25/2014	3/25/2012	7/25/2008	12/25/2007
Principal Lockout (months)	288	56	35	25	23	21
Principal Window (months)	59	106	72	52	10	5
Illustrative Yield (30/360) at Par (%)	4.26%	4.26%	4.26%	4.26%	4.26%	4.26%

Class IA3 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.72	8.10	5.32	3.50	2.23	1.98
Modified Duration (years)	15.72	6.65	4.63	3.16	2.09	1.86
First Principal Payment	11/25/2029	7/25/2010	10/25/2008	12/25/2007	10/25/2007	8/25/2007
Last Principal Payment	10/25/2034	4/25/2019	9/25/2014	3/25/2012	7/25/2008	12/25/2007
Principal Lockout (months)	288	56	35	25	23	21
Principal Window (months)	60	106	72	52	10	5
Illustrative Yield (30/360) at Par (%)	4.26%	4.26%	4.26%	4.26%	4.26%	4.26%

Class IA4 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	28.91	14.12	9.52	6.93	3.68	2.19
Modified Duration (years)	16.20	10.36	7.66	5.88	3.31	2.05
First Principal Payment	9/25/2034	4/25/2019	9/25/2014	3/25/2012	7/25/2008	12/25/2007
Last Principal Payment	9/25/2034	12/25/2019	5/25/2015	10/25/2012	2/25/2011	2/25/2008
Principal Lockout (months)	346	161	106	76	32	25
Principal Window (months)	1	9	9	8	32	3
Illustrative Yield (30/360) at Par (%)	4.36%	4.36%	4.36%	4.36%	4.36%	4.36%

Class IA4 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	29.50	17.71	12.08	8.67	4.48	2.19
Modified Duration (years)	16.36	12.04	9.15	7.04	3.90	2.05
First Principal Payment	10/25/2034	4/25/2019	9/25/2014	3/25/2012	7/25/2008	12/25/2007
Last Principal Payment	9/25/2035	3/25/2031	6/25/2024	5/25/2019	2/25/2015	2/25/2008
Principal Lockout (months)	347	161	106	76	32	25
Principal Window (months)	12	144	118	87	80	3
Illustrative Yield (30/360) at Par (%)	4.36%	4.41%	4.42%	4.42%	4.42%	4.36%

Class M1 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.80	9.34	6.23	4.99	5.29	4.76
Modified Duration (years)	15.41	7.35	5.26	4.37	4.63	4.20
First Principal Payment	1/25/2029	4/25/2010	11/25/2008	8/25/2009	10/25/2010	3/25/2008
Last Principal Payment	9/25/2034	12/25/2019	5/25/2015	10/25/2012	2/25/2011	10/25/2010
Principal Lockout (months)	278	53	36	45	59	28
Principal Window (months)	69	117	79	39	5	32
Illustrative Yield (30/360) at Par (%)	4.44%	4.44%	4.44%	4.44%	4.45%	4.44%

Class M1 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.90	10.21	6.90	5.50	6.05	6.31
Modified Duration (years)	15.44	7.75	5.64	4.70	5.19	5.35
First Principal Payment	1/25/2029	4/25/2010	11/25/2008	8/25/2009	10/25/2010	3/25/2008
Last Principal Payment	8/25/2035	3/25/2030	11/25/2023	5/25/2019	5/25/2016	8/25/2015
Principal Lockout (months)	278	53	36	45	59	28
Principal Window (months)	80	240	181	118	68	90
Illustrative Yield (30/360) at Par (%)	4.44%	4.46%	4.46%	4.46%	4.47%	4.49%

Class M2 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.80	9.34	6.23	4.87	4.78	4.48
Modified Duration (years	15.38	7.34	5.25	4.26	4.22	3.98
First Principal Payment	1/25/2029	4/25/2010	11/25/2008	5/25/2009	2/25/2010	9/25/2009
Last Principal Payment	9/25/2034	12/25/2019	5/25/2015	10/25/2012	2/25/2011	10/25/2010
Principal Lockout (months)	278	53	36	42	51	46
Principal Window (months)	69	117	79	42	13	14
Illustrative Yield (30/360) at Par (%)	4.46%	4.46%	4.46%	4.46%	4.46%	4.46%

Class M2 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.90	10.19	6.88	5.36	5.17	4.65
Modified Duration (years)	15.40	7.73	5.63	4.59	4.51	4.11
First Principal Payment	1/25/2029	4/25/2010	11/25/2008	5/25/2009	2/25/2010	9/25/2009
Last Principal Payment	8/25/2035	7/25/2029	3/25/2023	11/25/2018	11/25/2015	10/25/2013
Principal Lockout (months)	278	53	36	42	51	46
Principal Window (months)	80	232	173	115	70	50
Illustrative Yield (30/360) at Par (%)	4.46%	4.48%	4.48%	4.48%	4.48%	4.47%

Class M3 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.80	9.34	6.23	4.80	4.43	3.91
Modified Duration (years)	15.32	7.33	5.25	4.20	3.93	3.52
First Principal Payment	1/25/2029	4/25/2010	11/25/2008	4/25/2009	10/25/2009	4/25/2009
Last Principal Payment	9/25/2034	12/25/2019	5/25/2015	10/25/2012	2/25/2011	10/25/2010
Principal Lockout (months)	278	53	36	41	47	41
Principal Window (months)	69	117	79	43	17	19
Illustrative Yield (30/360) at Par (%)	4.50%	4.50%	4.50%	4.50%	4.50%	4.49%

Class M3 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.89	10.17	6.86	5.28	4.81	4.08
Modified Duration (years)	15.35	7.71	5.61	4.52	4.21	3.64
First Principal Payment	1/25/2029	4/25/2010	11/25/2008	4/25/2009	10/25/2009	4/25/2009
Last Principal Payment	7/25/2035	10/25/2028	6/25/2022	3/25/2018	6/25/2015	5/25/2013
Principal Lockout (months)	278	53	36	41	47	41
Principal Window (months)	79	223	164	108	69	50
Illustrative Yield (30/360) at Par (%)	4.50%	4.51%	4.51%	4.51%	4.51%	4.50%

Class M4 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.80	9.34	6.23	4.76	4.27	3.69
Modified Duration (years)	15.15	7.29	5.23	4.16	3.79	3.32
First Principal Payment	1/25/2029	4/25/2010	11/25/2008	3/25/2009	7/25/2009	1/25/2009
Last Principal Payment	9/25/2034	12/25/2019	5/25/2015	10/25/2012	2/25/2011	10/25/2010
Principal Lockout (months)	278	53	36	40	44	38
Principal Window (months)	69	117	79	44	20	22
Illustrative Yield (30/360) at Par (%)	4.60%	4.60%	4.60%	4.60%	4.60%	4.60%

Class M4 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.89	10.14	6.84	5.23	4.63	3.84
Modified Duration (years)	15.18	7.66	5.58	4.47	4.06	3.43
First Principal Payment	1/25/2029	4/25/2010	11/25/2008	3/25/2009	7/25/2009	1/25/2009
Last Principal Payment	7/25/2035	2/25/2028	10/25/2021	9/25/2017	1/25/2015	1/25/2013
Principal Lockout (months)	278	53	36	40	44	38
Principal Window (months)	79	215	156	103	67	49
Illustrative Yield (30/360) at Par (%)	4.60%	4.61%	4.62%	4.62%	4.62%	4.61%

Class M5 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.80	9.34	6.23	4.74	4.16	3.54
Modified Duration (years)	15.08	7.28	5.22	4.13	3.70	3.19
First Principal Payment	1/25/2029	4/25/2010	11/25/2008	2/25/2009	6/25/2009	11/25/2008
Last Principal Payment	9/25/2034	12/25/2019	5/25/2015	10/25/2012	2/25/2011	10/25/2010
Principal Lockout (months)	278	53	36	39	43	36
Principal Window (months)	69	117	79	45	21	24
Illustrative Yield (30/360) at Par (%)	4.64%	4.64%	4.64%	4.64%	4.64%	4.64%

Class M5 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.89	10.12	6.82	5.18	4.51	3.68
Modified Duration (years)	15.11	7.63	5.56	4.43	3.95	3.30
First Principal Payment	1/25/2029	4/25/2010	11/25/2008	2/25/2009	6/25/2009	11/25/2008
Last Principal Payment	7/25/2035	8/25/2027	4/25/2021	5/25/2017	9/25/2014	10/25/2012
Principal Lockout (months)	278	53	36	39	43	36
Principal Window (months)	79	209	150	100	64	48
Illustrative Yield (30/360) at Par (%)	4.64%	4.66%	4.66%	4.66%	4.66%	4.65%

Class M6 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.80	9.34	6.23	4.72	4.07	3.44
Modified Duration (years)	14.98	7.25	5.21	4.11	3.62	3.10
First Principal Payment	1/25/2029	4/25/2010	11/25/2008	1/25/2009	4/25/2009	10/25/2008
Last Principal Payment	9/25/2034	12/25/2019	5/25/2015	10/25/2012	2/25/2011	10/25/2010
Principal Lockout (months)	278	53	36	38	41	35
Principal Window (months)	69	117	79	46	23	25
Illustrative Yield (30/360) at Par (%)	4.70%	4.70%	4.70%	4.70%	4.70%	4.70%

Class M6 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.89	10.08	6.79	5.14	4.40	3.56
Modified Duration (years)	15.00	7.59	5.53	4.39	3.86	3.20
First Principal Payment	1/25/2029	4/25/2010	11/25/2008	1/25/2009	4/25/2009	10/25/2008
Last Principal Payment	6/25/2035	11/25/2026	9/25/2020	11/25/2016	4/25/2014	6/25/2012
Principal Lockout (months)	278	53	36	38	41	35
Principal Window (months)	78	200	143	95	61	45
Illustrative Yield (30/360) at Par (%)	4.70%	4.72%	4.72%	4.73%	4.72%	4.71%

Class B1 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.80	9.34	6.23	4.71	4.01	3.35
Modified Duration (years)	14.28	7.09	5.12	4.05	3.53	3.00
First Principal Payment	1/25/2029	4/25/2010	11/25/2008	1/25/2009	3/25/2009	8/25/2008
Last Principal Payment	9/25/2034	12/25/2019	5/25/2015	10/25/2012	2/25/2011	10/25/2010
Principal Lockout (months)	278	53	36	38	40	33
Principal Window (months)	69	117	79	46	24	27
Illustrative Yield (30/360) at Par (%)	5.15%	5.15%	5.15%	5.15%	5.15%	5.15%

Class B1 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.89	10.03	6.75	5.10	4.32	3.45
Modified Duration (years)	14.30	7.40	5.41	4.30	3.75	3.08
First Principal Payment	1/25/2029	4/25/2010	11/25/2008	1/25/2009	3/25/2009	8/25/2008
Last Principal Payment	6/25/2035	2/25/2026	2/25/2020	5/25/2016	12/25/2013	2/25/2012
Principal Lockout (months)	278	53	36	38	40	33
Principal Window (months)	78	191	136	89	58	43
Illustrative Yield (30/360) at Par (%)	5.15%	5.17%	5.18%	5.18%	5.18%	5.16%

Class B2 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.80	9.34	6.23	4.69	3.96	3.29
Modified Duration (years)	13.97	7.02	5.09	4.01	3.48	2.94
First Principal Payment	1/25/2029	4/25/2010	11/25/2008	12/25/2008	2/25/2009	7/25/2008
Last Principal Payment	9/25/2034	12/25/2019	5/25/2015	10/25/2012	2/25/2011	10/25/2010
Principal Lockout (months)	278	53	36	37	39	32
Principal Window (months)	69	117	79	47	25	28
Illustrative Yield (30/360) at Par (%)	5.35%	5.35%	5.35%	5.36%	5.36%	5.35%

Class B2 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.88	9.96	6.69	5.04	4.23	3.37
Modified Duration (years)	13.99	7.29	5.34	4.23	3.67	2.99
First Principal Payment	1/25/2029	4/25/2010	11/25/2008	12/25/2008	2/25/2009	7/25/2008
Last Principal Payment	5/25/2035	3/25/2025	4/25/2019	10/25/2015	6/25/2013	10/25/2011
Principal Lockout (months)	278	53	36	37	39	32
Principal Window (months)	77	180	126	83	53	40
Illustrative Yield (30/360) at Par (%)	5.36%	5.38%	5.39%	5.39%	5.39%	5.37%

Class B3 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.80	9.34	6.23	4.68	3.93	3.25
Modified Duration (years)	13.38	6.88	5.01	3.96	3.41	2.87
First Principal Payment	1/25/2029	4/25/2010	11/25/2008	12/25/2008	1/25/2009	6/25/2008
Last Principal Payment	9/25/2034	12/25/2019	5/25/2015	10/25/2012	2/25/2011	10/25/2010
Principal Lockout (months)	278	53	36	37	38	31
Principal Window (months)	69	117	79	47	26	29
Illustrative Yield (30/360) at Par (%)	5.77%	5.77%	5.77%	5.77%	5.77%	5.77%

Class B3 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.87	9.88	6.62	4.98	4.16	3.29
Modified Duration (years)	13.39	7.10	5.22	4.14	3.57	2.91
First Principal Payment	1/25/2029	4/25/2010	11/25/2008	12/25/2008	1/25/2009	6/25/2008
Last Principal Payment	4/25/2035	4/25/2024	8/25/2018	3/25/2015	1/25/2013	5/25/2011
Principal Lockout (months)	278	53	36	37	38	31
Principal Window (months)	76	169	118	76	49	36
Illustrative Yield (30/360) at Par (%)	5.77%	5.80%	5.81%	5.81%	5.81%	5.78%

Class B4 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.80	9.34	6.23	4.68	3.90	3.21
Modified Duration (years)	12.34	6.62	4.87	3.87	3.33	2.79
First Principal Payment	1/25/2029	4/25/2010	11/25/2008	12/25/2008	1/25/2009	6/25/2008
Last Principal Payment	9/25/2034	12/25/2019	5/25/2015	10/25/2012	2/25/2011	10/25/2010
Principal Lockout (months)	278	53	36	37	38	31
Principal Window (months)	69	117	79	47	26	29
Illustrative Yield (30/360) at Par (%)	6.57%	6.57%	6.57%	6.57%	6.57%	6.57%

Class B4 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.86	9.77	6.54	4.92	4.09	3.22
Modified Duration (years)	12.35	6.78	5.03	4.01	3.45	2.80
First Principal Payment	1/25/2029	4/25/2010	11/25/2008	12/25/2008	1/25/2009	6/25/2008
Last Principal Payment	2/25/2035	3/25/2023	9/25/2017	7/25/2014	7/25/2012	12/25/2010
Principal Lockout (months)	278	53	36	37	38	31
Principal Window (months)	74	156	107	68	43	31
Illustrative Yield (30/360) at Par (%)	6.57%	6.60%	6.61%	6.62%	6.62%	6.57%

Class B5 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.80	9.34	6.23	4.67	3.87	3.13
Modified Duration (years)	12.34	6.62	4.87	3.86	3.31	2.74
First Principal Payment	1/25/2029	4/25/2010	11/25/2008	11/25/2008	12/25/2008	5/25/2008
Last Principal Payment	9/25/2034	12/25/2019	5/25/2015	10/25/2012	2/25/2011	8/25/2010
Principal Lockout (months)	278	53	36	36	37	30
Principal Window (months)	69	117	79	48	27	28
Illustrative Yield (30/360) at Par (%)	6.57%	6.57%	6.57%	6.57%	6.57%	6.57%

Class B5 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.83	9.60	6.42	4.81	3.98	3.13
Modified Duration (years)	12.35	6.72	4.97	3.94	3.38	2.74
First Principal Payment	1/25/2029	4/25/2010	11/25/2008	11/25/2008	12/25/2008	5/25/2008
Last Principal Payment	1/25/2035	3/25/2022	1/25/2017	1/25/2014	2/25/2012	8/25/2010
Principal Lockout (months)	278	53	36	36	37	30
Principal Window (months)	73	144	99	63	39	28
Illustrative Yield (30/360) at Par (%)	6.57%	6.59%	6.60%	6.60%	6.60%	6.57%

Excess Spread

(Assumes Pricing Prepayment Speed, Excludes Basis Risk Shortfalls)

Period	1-month Forward LIBOR (%)	6-month Forward LIBOR (%)	Excess Spread (Static LIBOR) (%)	Excess Spread (Forward LIBOR) (%)	Period	1-month Forward LIBOR (%)	6-month Forward LIBOR (%)	Excess Spread (Static LIBOR) (%)	Excess Spread (Forward LIBOR) (%)
1	3.89	4.29	2.64	2.64	43	4.66	4.73	4.70	4.49
2	4.07	4.40	2.16	2.15	44	4.67	4.74	4.60	4.36
3	4.22	4.49	2.14	2.14	45	4.67	4.75	4.72	4.48
4	4.34	4.55	2.15	2.14	46	4.68	4.75	4.61	4.35
5	4.43	4.60	2.20	2.19	47	4.68	4.76	4.62	4.35
6	4.49	4.63	2.16	2.13	48	4.69	4.77	4.74	4.50
7	4.54	4.65	2.18	2.14	49	4.70	4.77	4.63	4.37
8	4.57	4.67	2.17	2.12	50	4.70	4.78	4.75	4.50
9	4.60	4.68	2.21	2.13	51	4.71	4.79	4.65	4.35
10	4.61	4.68	2.20	2.10	52	4.72	4.80	4.65	4.35
11	4.62	4.68	2.22	2.08	53	4.72	4.80	5.01	4.75
12	4.63	4.68	2.28	2.11	54	4.73	4.81	4.66	4.36
13	4.63	4.68	2.25	2.06	55	4.74	4.82	4.78	4.49
14	4.62	4.67	2.31	2.09	56	4.75	4.83	4.67	4.34
15	4.62	4.67	2.26	2.04	57	4.75	4.83	4.79	4.48
16	4.61	4.66	2.26	2.03	58	4.76	4.84	4.68	4.33
17	4.61	4.66	2.45	2.22	59	4.77	4.85	4.68	4.32
18	4.61	4.66	2.27	2.01	60	4.78	4.85	4.82	4.49
19	4.60	4.66	2.33	2.07	61	4.78	4.85	4.80	4.28
20	4.60	4.66	2.27	2.00	62	4.79	4.86	4.94	4.45
21	4.60	4.66	2.33	2.05	63	4.79	4.86	4.80	4.27
22	4.60	4.66	2.28	1.99	64	4.80	4.86	4.80	4.27
23	4.60	4.66	2.38	2.05	65	4.80	4.85	5.23	4.80
24	4.60	4.66	4.34	4.00	66	4.80	4.85	4.80	4.28
25	4.60	4.66	4.46	4.10	67	4.79	4.84	4.95	4.46
26	4.60	4.66	4.50	4.15	68	4.79	4.84	4.80	4.29
27	4.60	4.66	4.37	4.01	69	4.79	4.83	4.95	4.47
28	4.60	4.66	4.36	4.00	70	4.78	4.83	4.81	4.30
29	4.60	4.66	4.56	4.21	71	4.77	4.82	4.81	4.31
30	4.60	4.67	4.42	4.27	72	4.77	4.82	4.95	4.47
31	4.60	4.67	4.51	4.39	73	4.76	4.82	4.81	4.31
32	4.61	4.67	4.41	4.27	74	4.76	4.82	4.96	4.48
33	4.61	4.68	4.50	4.36	75	4.76	4.82	4.82	4.32
34	4.61	4.68	4.40	4.23	76	4.76	4.83	4.82	4.32
35	4.61	4.69	4.40	4.22	77	4.76	4.84	5.11	4.66
36	4.62	4.69	4.55	4.39	78	4.76	4.85	4.83	4.33
37	4.62	4.70	4.45	4.26	79	4.77	4.86	4.97	4.50
38	4.63	4.70	4.60	4.41	80	4.78	4.88	4.84	4.32
39	4.64	4.71	4.54	4.32	81	4.79	4.90	4.98	4.49
40	4.64	4.72	4.56	4.33	82	4.81	4.91	4.84	4.31
41	4.65	4.72	4.89	4.70	83	4.82	4.93	4.85	4.30
42	4.65	4.73	4.59	4.37	84	4.84	4.95	5.00	4.51

Breakeven CDR Table

The tables below describe the Constant Default Rate (“CDR”), and the related cumulative loss on the Mortgage Loans that can be sustained without the referenced Class incurring a writedown.  Calculations are run to maturity at both static and forward LIBOR.  Other assumptions incorporated include the following:  (1) 100% of the Prepayment Assumption, (2) 40% loss severity, (3) 12-month lag from default to loss, (4) triggers fail (i.e., no stepdown).

	Static LIBOR		Forward LIBOR
	CDR Break (%)	Cumulative Loss (%)	CDR Break (%)	Cumulative Loss (%)
Class M1	32.66	23.51	32.35	23.39
Class M2	26.02	20.54	25.62	20.35
Class M3	22.10	18.51	21.67	18.27
Class M4	19.61	17.08	19.15	16.81
Class M5	17.16	15.57	16.69	15.26
Class M6	15.23	14.28	14.75	13.95
Class B1	13.24	12.86	12.75	12.50
Class B2	11.87	11.83	11.37	11.44
Class B3	10.51	10.75	9.99	10.32
Class B4	9.61	10.00	9.08	9.55
Class B5	8.49	9.03	7.97	8.57

Contact Information

Bear Stearns Contacts

Name:	Telephone:	E-Mail:
Matthew Perkins Senior Managing Director	(212) 272-7977	mperkins@bear.com

Josephine Musso Associate Director	(212) 272-6033	jmusso@bear.com

Thomas Durkin Vice President	(212) 272-5451	tdurkin@bear.com

Audrey Kingsley Vice President	(212) 272-0891	akingsley@bear.com

Andrew Kennedy Analyst	(212) 272-5221	akennedy@bear.com

Bear Stearns Trading Contacts

Name:	Telephone:	E-Mail:
Jeffrey Verschleiser Senior Managing Director	(212) 272-5451	jverschleiser@bear.com

Scott Eichel Senior Managing Director	(212) 272-5451	seichel@bear.com

Carol Fuller Senior Managing Director	(212) 272-4955	cfuller@bear.com

Angela Ward Vice President	(212) 272-4955	award@bear.com

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.

Bear, Stearns & Co. Inc.

ATLANTA • BOSTON • CHICAGO

Asset-Backed Securities Group

DALLAS • LOS ANGELES • NEW YORK • SAN FRANCISCO

383 Madison Avenue

FRANKFURT • GENEVA • HONG KONG

New York, N.Y. 10179

LONDON • PARIS • TOKYO

(212) 272-2000

New Issue Computational Materials

(Part II of II)

$[706,508,000] (Approximate)

Aegis Asset Backed Securities Trust

Mortgage Pass-Through Certificates, Series 2005-5

Aegis Asset Backed Securities Corporation

Depositor

Aegis Mortgage Corporation

Sponsor and Seller

October 12, 2005 (Revised October 14, 2005)

BEAR, STEARNS & CO. INC.
ATLANTA • BOSTON • CHICAGO	ASSET-BACKED SECURITIES GROUP
DALLAS • LOS ANGELES • NEW YORK • SAN FRANCISCO	383 Madison Avenue
FRANKFURT • GENEVA • HONG KONG	New York, N.Y. 10179
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STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed.  Please read and understand this entire statement before utilizing the Information.  Should you receive Information that refers to the “Statement Regarding Assumptions and Other Information,” please refer to this statement instead.

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Aegis Asset Backed Securities Trust

Series 2005-5

Collateral Characteristics

Collateral characteristics are listed below as of the Cut-off Date

Aggregate Summary

Total Number of Loans	7,734	Geographic Distribution
Total Outstanding Loan Balance	$1,079,535,022.45	(Other states account individually for less
Average Outstanding Loan Balance	$139,583.01	than 5.00% of the Cut-off Date
Fixed Rate Loans	20.55%	aggregate principal balance)
Adjustable-Rate Loans	79.45%	FL	12.25%
Prepayment Penalty Coverage	74.16%	CA	12.03%
WA Coupon	7.630%	NY	6.99%
WA Margin*	6.320%	IL	5.79%
WA Initial Periodic Cap*	2.976%	AZ	5.68%
WA Minimum Rate*	7.492%
WA Original Term (mo.)	356	Largest Zip Code Concentration
WA Remaining Term (mo.)	355	Zip Code (City) 85308 (Glendale, AZ)
WA Original LTV	80.09%		0.27%
WA FICO	617
WA DTI	40.68%	Occupancy Status
First Lien Position	95.03%	Owner Occupied	96.03%
Second Lien Position	4.97%	Non-Owner Occupied	2.98%
% of Silent Seconds	28.30%	Vacation	0.99%

Product Type		Loan Purpose
2/28 ARM	53.47%	Cash Out Refinance	60.07%
2/28 Interest Only ARM	22.83%	Purchase	38.71%
3/27 ARM	1.72%	Rate/Term Refinance	1.22%
3/27 Interest Only ARM	1.06%
5/25 ARM	0.37%
Balloon	0.78%
Fixed	18.89%
Fixed Interest Only	0.87%

Prepayment Penalty (years)
No Penalty	25.84%
0.5	0.06%
1.0	11.43%
2.0	49.55%
2.5	0.17%
3.0 and greater	12.96%

*  Adjustable-Rate Loans Only

Aggregate Scheduled Principal Balances

RANGE OF PRINCIPAL BALANCES ($)	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
0.01 - 50,000.00	1,413	$44,848,711.18	4.15%	609	92.52%	10.219%
50,000.01 - 100,000.00	2,112	159,636,060.09	14.79	603	81.80	8.461
100,000.01 - 150,000.00	1,584	194,837,503.82	18.05	606	79.50	7.831
150,000.01 - 200,000.00	996	172,786,554.08	16.01	611	78.47	7.447
200,000.01 - 250,000.00	627	139,969,219.94	12.97	619	79.06	7.308
250,000.01 - 300,000.00	345	94,580,019.71	8.76	626	78.28	7.080
300,000.01 - 350,000.00	186	60,079,476.71	5.57	635	80.15	7.057
350,000.01 - 400,000.00	181	67,520,010.56	6.25	632	79.31	7.026
400,000.01 - 450,000.00	119	50,695,872.09	4.70	636	79.59	7.007
450,000.01 - 500,000.00	87	41,449,535.14	3.84	636	80.27	6.945
500,000.01 - 550,000.00	31	16,212,523.76	1.50	631	81.69	7.301
550,000.01 - 600,000.00	22	12,738,853.82	1.18	634	82.83	7.145
600,000.01 - 650,000.00	16	10,069,464.11	0.93	611	74.40	7.317
650,000.01 - 700,000.00	2	1,325,306.89	0.12	688	78.49	6.351
700,000.01 - 750,000.00	2	1,418,300.00	0.13	631	79.87	7.554
750,000.01 >=	11	11,367,610.55	1.05	640	75.28	6.987
Total:	7,734	$1,079,535,022.45	100.00%	617	80.09%	7.630%

Minimum:	$12,987.72
Maximum:	$1,350,000.00
Average:	$139,583.01

Aggregate Mortgage Rates

RANGE OF MORTGAGE RATES (%)	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
4.501 - 5.000	3	$881,103.79	0.08%	633	69.50%	4.896%
5.001 - 5.500	92	24,512,812.48	2.27	688	73.97	5.290
5.501 - 6.000	358	85,147,524.35	7.89	672	73.86	5.841
6.001 - 6.500	559	120,529,447.69	11.16	648	77.31	6.300
6.501 - 7.000	977	190,357,514.35	17.63	631	78.35	6.801
7.001 - 7.500	877	146,203,001.47	13.54	617	79.22	7.275
7.501 - 8.000	1,008	160,956,051.14	14.91	606	80.58	7.768
8.001 - 8.500	658	90,595,233.83	8.39	588	80.12	8.282
8.501 - 9.000	686	85,143,553.36	7.89	582	81.83	8.759
9.001 - 9.500	583	61,223,884.30	5.67	565	81.02	9.281
9.501 - 10.000	596	56,636,584.92	5.25	579	85.37	9.778
10.001 - 10.500	593	30,651,738.51	2.84	614	95.05	10.377
10.501 - 11.000	457	14,455,147.36	1.34	607	97.00	10.794
11.001 - 11.500	109	4,140,240.04	0.38	608	96.74	11.338
11.501 - 12.000	64	3,573,812.12	0.33	591	91.20	11.782
12.001 - 12.500	108	4,372,461.14	0.41	641	99.22	12.480
12.501 - 13.000	4	99,929.95	0.01	642	99.90	12.740
13.001 - 13.500	2	54,981.65	0.01	622	100.00	13.390
Total:	7,734	$1,079,535,022.45	100.00%	617	80.09%	7.630%

Minimum	4.764%
Maximum:	13.490%
Weighted Average:	7.630%

Aggregate Original Terms*

RANGE OF ORIGINAL TERMS (MONTHS)	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
1 - 180	303	$17,400,400.32	1.61%	635	83.25%	8.824%
181 - 240	157	8,713,095.99	0.81	636	89.82	10.175
241 - 300	2	355,330.08	0.03	724	59.94	6.615
301 - 360	7,272	1,053,066,196.06	97.55	616	79.96	7.59
Total:	7,734	$1,079,535,022.45	100.00%	617	80.09%	7.630%
* All of the above terms include the interest only period
Minimum:	120
Maximum:	360
Weighted Average:	356

Aggregate Remaining Terms*

RANGE OF REMAINING TERMS (MONTHS)	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
1 - 180	303	$17,400,400.32	1.61%	635	83.25%	8.824%
181 - 240	157	8,713,095.99	0.81	636	89.82	10.175
241 - 300	2	355,330.08	0.03	724	59.94	6.615
301 - 360	7,272	1,053,066,196.06	97.55	616	79.96	7.59
Total:	7,734	$1,079,535,022.45	100.00%	617	80.09%	7.630%
* All of the above terms include the interest only period
Minimum:	119
Maximum:	360
Weighted Average:	355

Aggregate Original Loan-to-Value Ratio*

RANGE OF LOAN-TO-VALUE RATIOS (%)	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
0.00 - 10.00	2	$106,600.00	0.01%	661	8.49%	8.512%
10.01 - 20.00	10	648,910.92	0.06	581	15.76	8.639
20.01 - 30.00	26	1,886,980.60	0.17	600	25.19	8.148
30.01 - 40.00	49	5,799,342.82	0.54	612	35.33	7.128
40.01 - 50.00	107	16,011,334.98	1.48	614	46.07	7.098
50.01 - 60.00	242	42,600,987.82	3.95	598	56.14	7.124
60.01 - 70.00	575	95,479,620.68	8.84	589	66.44	7.437
70.01 - 80.00	3,331	545,441,753.64	50.53	623	78.98	7.188
80.01 - 90.00	1,550	253,792,561.71	23.51	611	87.20	7.954
90.01 - 100.00	1,841	117,728,129.28	10.91	633	97.78	9.400
100.01 +	1	38,800.00	0.00	638	101.23	10.490
Total:	7,734	$1,079,535,022.45	100.00%	617	80.09%	7.630%
* With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.
Minimum:	7.48%
Maximum:	101.23%
Weighted Average:	80.09%

Aggregate FICO Score

RANGE OF FICO SCORE	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
500 - 520	383	$50,790,656.96	4.70%	510	73.41%	8.804%
521 - 540	470	68,003,432.92	6.30	531	74.15	8.352
541 - 560	517	68,770,121.73	6.37	551	76.94	8.205
561 - 580	684	94,582,884.13	8.76	571	79.35	8.080
581 - 600	1,437	163,473,822.84	15.14	590	81.48	7.918
601 - 620	1,104	136,195,095.31	12.62	610	82.02	7.728
621 - 640	1,026	143,954,560.94	13.33	630	81.75	7.451
641 - 660	809	122,042,962.45	11.31	651	81.43	7.326
661 - 680	521	87,020,652.61	8.06	670	81.48	7.049
681 - 700	313	56,456,252.46	5.23	690	81.41	6.966
701 - 720	173	30,211,044.03	2.80	710	78.48	6.487
721 - 740	117	24,774,717.16	2.29	729	80.61	6.661
741 - 760	83	15,220,913.38	1.41	750	80.56	6.421
761 - 780	54	9,952,365.40	0.92	770	79.40	6.470
781 >=	43	8,085,540.13	0.75	789	77.32	6.174
Total:	7,734	$1,079,535,022.45	100.00%	617	80.09%	7.630%

Minimum:	500
Maximum:	810
Weighted Average:	617

Aggregate Loan Purpose

LOAN PURPOSE	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
Purchase	3,702	$417,867,317.05	38.71%	629	83.57%	7.707%
Cash Out Refinance	3,774	648,486,527.28	60.07	609	77.55	7.528
Rate/Term Refinance	258	13,181,178.12	1.22	637	95.07	10.217
Total:	7,734	$1,079,535,022.45	100.00%	617	80.09%	7.630%

Aggregate Property Type

PROPERTY TYPE	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
2-4 Family	311	$67,277,100.69	6.23%	632	78.47%	7.394%
Condo	369	50,503,117.30	4.68	631	80.98	7.665
Modular Home	5	615,429.64	0.06	589	87.90	9.327
PUD	766	128,868,799.63	11.94	619	81.14	7.429
Single Family	6,221	825,084,577.11	76.43	614	80.00	7.680
Townhouse	62	7,185,998.08	0.67	618	79.56	7.320
Total:	7,734	$1,079,535,022.45	100.00%	617	80.09%	7.630%

Aggregate States – Top 30

JURISDICTION	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
Florida	910	$132,219,055.74	12.25%	611	79.95%	7.689%
California	508	129,825,758.97	12.03	633	76.52	6.949
New York	315	75,406,845.40	6.99	624	78.26	7.273
Illinois	443	62,540,003.44	5.79	622	81.48	7.423
Arizona	383	61,307,754.90	5.68	623	80.56	7.259
Ohio	619	50,459,635.68	4.67	595	84.51	8.361
Texas	487	46,744,081.07	4.33	611	81.35	7.939
Massachusetts	202	45,926,858.98	4.25	631	75.78	7.453
Nevada	199	40,090,951.94	3.71	628	79.44	7.298
Michigan	365	36,088,816.01	3.34	615	82.29	8.087
Maryland	157	31,129,252.05	2.88	610	79.59	7.572
Virginia	157	29,468,902.30	2.73	610	79.52	7.823
Colorado	216	27,673,285.92	2.56	625	83.79	7.239
North Carolina	280	27,013,865.31	2.50	606	83.07	8.169
Georgia	257	26,993,350.06	2.50	606	83.66	8.158
New Jersey	102	21,925,128.46	2.03	600	73.75	8.145
Minnesota	126	19,695,581.83	1.82	636	82.02	7.649
New Hampshire	104	18,466,557.44	1.71	624	76.29	7.572
Missouri	195	17,611,924.44	1.63	597	84.75	8.197
Rhode Island	91	16,815,108.71	1.56	627	75.87	7.073
Washington	100	16,537,503.06	1.53	629	82.42	7.114
Connecticut	101	16,287,351.03	1.51	614	74.72	7.977
Maine	103	12,818,040.88	1.19	636	78.67	7.722
Indiana	172	12,678,728.29	1.17	601	83.21	7.985
Wisconsin	106	10,173,585.22	0.94	596	81.89	8.728
Utah	80	9,934,857.48	0.92	623	83.07	6.979
Pennsylvania	96	9,423,234.28	0.87	591	82.49	8.170
South Carolina	118	9,354,830.50	0.87	589	82.89	8.639
Tennessee	116	9,183,360.15	0.85	605	86.11	8.342
Louisiana	94	7,078,105.21	0.66	597	82.97	7.906
Other	532	48,662,707.70	4.51	603	82.89	8.317
Total:	7,734	$1,079,535,022.45	100.00%	617	80.09%	7.630%

Aggregate Documentation Type

DOCUMENTATION TYPE	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
Alternative Documentation	211	$37,651,780.35	3.49%	612	82.16%	7.620%
Full Documentation	5,006	591,705,835.27	54.81	606	80.95	7.629
Stated Documentation	2,504	447,158,400.92	41.42	632	78.82	7.639
NINA	13	3,019,005.91	0.28	690	74.30	6.673
Total:	7,734	$1,079,535,022.45	100.00%	617	80.09%	7.630%

Aggregate Occupancy Type

OCCUPANCY TYPE	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
Owner Occupied	7,393	$1,036,629,113.03	96.03%	616	80.02%	7.612%
Non-Owner Occupied	289	32,165,456.40	2.98	633	80.65	8.201
Vacation	52	10,740,453.02	0.99	647	85.08	7.720
Total:	7,734	$1,079,535,022.45	100.00%	617	80.09%	7.630%

Aggregate Gross Margin*

RANGE OF GROSS MARGIN (%)	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
1.501 – 2.000	1	$ 204,548.39	0.02%	606	79.99%	7.510%
2.001 - 2.500	3	771,485.89	0.09	638	83.31	6.762
2.501 - 3.000	15	3,045,297.02	0.36	647	78.43	6.799
3.001 – 3.500	2	401,600.00	0.05	691	80.00	5.201
3.501 - 4.000	41	11,699,855.58	1.36	700	74.67	5.449
4.001 - 4.500	96	23,529,500.04	2.74	662	74.46	5.686
4.501 - 5.000	329	70,470,322.66	8.22	645	77.89	6.251
5.001 - 5.500	554	112,166,825.22	13.08	632	77.84	6.644
5.501 - 6.000	754	135,776,725.28	15.83	624	79.16	6.981
6.001 - 6.500	833	141,744,604.55	16.53	612	79.96	7.411
6.501 - 7.000	782	125,798,972.09	14.67	601	80.35	7.783
7.001 - 7.500	612	87,293,257.18	10.18	589	81.28	8.298
7.501 - 8.000	474	59,401,253.90	6.93	577	81.99	8.849
8.001 - 8.500	502	57,207,929.81	6.67	557	80.68	9.449
8.501 - 9.000	178	23,714,898.17	2.76	565	83.39	9.654
9.001 - 9.500	26	2,954,218.16	0.34	579	82.15	9.481
9.501 - 10.000	8	527,222.43	0.06	549	74.67	9.775
10.001 - 10.500	7	953,872.18	0.11	552	78.05	11.534
10.501 - 11.000	1	71,979.06	0.01	577	80.00	11.926
Total:	5,218	$857,734,367.61	100.00%	610	79.64%	7.525%
* Adjustable-Rate Loans Only.
Minimum:	1.750%
Maximum:	10.676%
Weighted Average:	6.320%

Aggregate Initial Periodic Cap*

INITIAL PERIODIC CAP (%)	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
1.000	52	$6,211,775.34	0.72%	611	79.96%	8.340%
1.500	19	5,292,095.52	0.62	633	77.33	6.797
2.000	1	271,482.49	0.03	553	85.00	6.250
3.000	5145	845,859,063.24	98.62	610	79.65	7.524
6.000	1	99,951.02	0.01	565	80.00	9.520
Total:	5,218	$857,734,367.61	100.00%	610	79.64%	7.525%
* Adjustable-Rate Loans Only.
Minimum:	1.000%
Maximum:	6.000%
Weighted Average:	2.976%

Aggregate Periodic Cap*

PERIODIC CAP (%)	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
1.000	5190	$850,725,554.58	99.18%	610	79.66%	7.531%
1.500	28	7,008,813.03	0.82	629	76.31	6.905
Total:	5,218	$857,734,367.61	100.00%	610	79.64%	7.525%
* Adjustable-Rate Loans Only.
Minimum:	1.000%
Maximum:	1.500%
Weighted Average:	1.004%

 Aggregate Maximum Rate*

RANGE OF MAXIMUM RATES (%)	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
10.501 - 11.000	3	$881,103.79	0.10%	633	69.50%	4.896%
11.001 - 11.500	82	21,847,138.17	2.55	686	74.69	5.279
11.501 - 12.000	194	47,229,531.98	5.51	653	76.08	5.853
12.001 - 12.500	422	91,174,336.49	10.63	642	78.04	6.295
12.501 - 13.000	742	148,116,105.39	17.27	626	78.58	6.796
13.001 – 13.500	727	126,130,956.23	14.71	616	79.4	7.239
13.501 - 14.000	908	149,480,361.82	17.43	608	80.86	7.678
14.001 - 14.500	604	87,277,875.63	10.18	590	80.27	8.182
14.501 - 15.000	588	77,030,740.20	8.98	582	81.71	8.695
15.001 - 15.500	512	57,175,089.30	6.67	564	80.74	9.246
15.501 - 16.000	351	42,198,236.75	4.92	560	82.35	9.707
16.001 - 16.500	59	6,716,535.77	0.78	562	84.16	10.119
16.501 - 17.000	14	1,173,414.30	0.14	594	88.96	10.548
17.001 - 17.500	6	546,090.55	0.06	581	87.92	11.268
17.501 - 18.000	6	756,851.24	0.09	542	74.56	11.658
Total:	5,218	$857,734,367.61	100.00%	610	79.64%	7.525%
* Adjustable-Rate Loans Only.
Minimum:	10.764%
Maximum:	17.926%
Weighted Average:	13.569%

 Aggregate Minimum Rate (Floor)*

RANGE OF MINIMUM RATES (%)	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
3.001 - 3.500	1	$264,000.00	0.03%	742	80.00%	5.300%
4.001 - 4.500	2	829,181.54	0.10	584	70.73	6.051
4.501 - 5.000	14	3,516,356.82	0.41	633	74.93	6.426
5.001 - 5.500	92	24,485,558.53	2.85	682	74.86	5.426
5.501 - 6.000	212	49,886,885.31	5.82	650	76.06	5.929
6.001 - 6.500	460	97,758,293.77	11.40	642	78.27	6.351
6.501 - 7.000	822	162,076,397.20	18.90	626	78.71	6.833
7.001 - 7.500	752	127,538,582.35	14.87	615	79.44	7.287
7.501 - 8.000	840	136,364,352.18	15.90	606	81.11	7.772
8.001 - 8.500	550	78,898,128.66	9.20	586	80.38	8.289
8.501 - 9.000	559	71,748,802.44	8.36	579	81.76	8.765
9.001 - 9.500	496	54,749,527.12	6.38	562	80.80	9.279
9.501 - 10.000	340	41,119,279.80	4.79	559	82.43	9.734
10.001 - 10.500	54	6,314,524.02	0.74	560	83.95	10.159
10.501 - 11.000	13	991,682.93	0.12	610	89.68	10.684
11.001 - 11.501	5	435,963.70	0.05	576	86.13	11.248
11.501 - 12.000	6	756,851.24	0.09	542	74.56	11.658
Total:	5,218	$857,734,367.61	100.00%	610	79.64%	7.525%
* Adjustable-Rate Loans Only.
Minimum:	3.410%
Maximum:	11.926%
Weighted Average:	7.492%

 Aggregate Next Rate Adjustment Date*

NEXT RATE ADJUSTMENT DATE	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
2007-05	1	$59,303.40	0.01%	549	85.00%	7.990%
2007-06	10	1,409,895.09	0.16	609	83.43	7.704
2007-07	102	18,071,583.07	2.11	612	77.64	7.724
2007-08	483	76,684,610.43	8.94	620	78.55	7.364
2007-09	2852	461,529,506.60	53.81	608	79.98	7.484
2007-10	1599	265,986,694.00	31.01	608	79.79	7.686
2008-07	5	1,430,562.15	0.17	609	69.65	7.759
2008-08	21	4,403,606.51	0.51	620	82.15	7.180
2008-09	84	16,260,451.02	1.90	631	76.55	7.095
2008-10	44	7,904,900.00	0.92	635	76.28	7.126
2010-07	1	131,718.71	0.02	602	80.00	7.750
2010-08	2	215,640.65	0.03	606	80.00	6.967
2010-09	11	3,140,895.98	0.37	697	80.11	6.701
2010-10	3	505,000.00	0.06	689	69.98	5.803
Total:	5,218	$857,734,367.61	100.00%	610	79.64%	7.525%
* Adjustable-Rate Loans Only.

 Collateral Characteristics

Collateral characteristics are listed below as of the Cut-off Date

Group I Summary

Total Number of Loans	2,894	Geographic Distribution
Total Outstanding Loan Balance	$491,061,537.87	(Other states account individually for less
Average Outstanding Loan Balance	$169,682.63	than 5.00% of the Cut-off Date
Fixed Rate Loans	19.32%	aggregate principal balance)
Adjustable-Rate Loans	80.68%	CA	17.08%
Prepayment Penalty Coverage	75.09%	FL	13.34%
WA Coupon	7.647%	NY	8.58%
WA Margin*	6.298%	TX	5.56%
WA Initial Periodic Cap*	2.978%	IL	5.05%
WA Minimum Rate*	7.447%
WA Original Term (mo.)	357
WA Remaining Term (mo.)	356
WA Original LTV	81.31%
WA FICO	620

WA DTI	40.89%	Largest Zip Code Concentration Zip Code (City)
First Lien Position	93.83%
Second Lien Position	6.17%	92675 (San Juan Capistrano, CA)	0.35%
% of Silent Seconds	34.17%
		Occupancy Status
Product Type		Owner Occupied	97.15%
2/28 ARM	50.27%	Non-Owner Occupied	1.75%
2/28 Interest Only ARM	27.62%	Vacation	1.10%
3/27 ARM	1.52%
3/27 Interest Only ARM	1.00%	Loan Purpose
5/25 ARM	0.27%	Cash Out Refinance	46.35%
Balloon	0.84%	Purchase	52.75%
Fixed	17.59%	Rate/Term Refinance	0.90%
Fixed Interest Only	0.89%

Prepayment Penalty (years)
No Penalty	24.91%
0.5	0.07%
1.0	13.43%
2.0	50.53%
2.5	0.11%
3.0 and greater	10.95%

*  Adjustable-Rate Loans Only

Group I Scheduled Principal Balances

RANGE OF PRINCIPAL BALANCES ($)	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
0.01 - 50,000.00	446	$15,320,256.20	3.12%	612	92.72%	10.098%
50,000.01 - 100,000.00	800	60,299,978.84	12.28	602	84.54	8.777
100,000.01 - 150,000.00	530	64,907,335.93	13.22	603	81.99	8.161
150,000.01 - 200,000.00	289	50,152,937.87	10.21	603	80.43	7.785
200,000.01 - 250,000.00	196	43,543,550.88	8.87	615	81.03	7.506
250,000.01 - 300,000.00	121	33,520,431.06	6.83	629	80.65	7.278
300,000.01 - 350,000.00	85	27,530,864.53	5.61	633	82.03	7.343
350,000.01 - 400,000.00	150	56,218,537.64	11.45	633	79.44	7.015
400,000.01 - 450,000.00	108	46,011,419.32	9.37	638	79.53	6.990
450,000.01 - 500,000.00	86	40,954,941.68	8.34	635	80.15	6.945
500,000.01 - 550,000.00	30	15,681,748.55	3.19	628	81.58	7.307
550,000.01 - 600,000.00	22	12,738,853.82	2.59	634	82.83	7.145
600,000.01 - 650,000.00	16	10,069,464.11	2.05	611	74.40	7.317
650,000.01 - 700,000.00	2	1,325,306.89	0.27	688	78.49	6.351
700,000.01 - 750,000.00	2	1,418,300.00	0.29	631	79.87	7.554
750,000.01 >=	11	11,367,610.55	2.31	640	75.28	6.987
Total:	2,894	$491,061,537.87	100.00%	620	81.31%	7.647%

Minimum:	$13,195.02
Maximum:	$1,350,000.00
Average:	$169,682.63

Group I Mortgage Rates

RANGE OF MORTGAGE RATES (%)	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
4.501 - 5.000	1	$390,000.00	0.08%	626	72.22%	4.764%
5.001 - 5.500	22	9,420,270.24	1.92	696	75.50	5.272
5.501 - 6.000	104	35,579,802.22	7.25	671	75.91	5.864
6.001 - 6.500	187	54,764,338.98	11.15	658	79.87	6.308
6.501 - 7.000	306	85,488,563.25	17.41	639	79.17	6.810
7.001 - 7.500	219	52,138,796.94	10.62	627	81.35	7.284
7.501 - 8.000	429	78,841,028.29	16.06	609	81.57	7.802
8.001 - 8.500	435	62,825,139.94	12.79	580	79.99	8.299
8.501 - 9.000	481	62,102,000.18	12.65	572	80.97	8.757
9.001 - 9.500	58	9,035,335.03	1.84	584	84.15	9.253
9.501 - 10.000	152	14,046,305.34	2.86	615	91.74	9.864
10.001 - 10.500	295	16,177,846.84	3.29	632	97.78	10.439
10.501 - 11.000	127	5,280,083.95	1.08	612	97.98	10.845
11.001 - 11.500	31	1,662,260.83	0.34	625	97.01	11.384
11.501 - 12.000	16	1,535,793.20	0.31	584	87.54	11.746
12.001 - 12.500	31	1,773,972.64	0.36	649	99.60	12.488
Total:	2,894	$491,061,537.87	100.00%	620	81.31%	7.647%

Minimum	4.764%
Maximum:	12.500%
Weighted Average:	7.647%

Group I Original Terms*

RANGE OF ORIGINAL TERMS (MONTHS)	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
1 - 180	92	$6,216,343.03	1.27%	624	87.01%	9.412%
181 - 240	46	3,537,185.79	0.72	627	89.17	10.260
301 - 360	2,756	481,308,009.05	98.01	620	81.18	7.605
Total:	2,894	$491,061,537.87	100.00%	620	81.31%	7.647%
* All of the above terms include the interest only period
Minimum:	120
Maximum:	360
Weighted Average:	357

Group I Remaining Terms*

RANGE OF REMAINING TERMS (MONTHS)	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
1 - 180	92	$6,216,343.03	1.27%	624	87.01%	9.412%
181 - 240	46	3,537,185.79	0.72	627	89.17	10.260
301 - 360	2,756	481,308,009.05	98.01	620	81.18	7.605
Total:	2,894	$491,061,537.87	100.00%	620	81.31%	7.647%
* All of the above terms include the interest only period
Minimum:	119
Maximum:	360
Weighted Average:	356

Group I Original Loan-to-Value Ratio*

RANGE OF LOAN-TO-VALUE RATIOS (%)	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
10.01 - 20.00	3	$146,765.96	0.03%	680	15.32%	7.826%
20.01 - 30.00	9	647,721.07	0.13	578	24.50	8.450
30.01 - 40.00	11	1,667,083.68	0.34	590	36.10	7.070
40.01 - 50.00	27	4,431,403.46	0.90	625	46.88	7.393
50.01 - 60.00	65	14,119,167.31	2.88	590	56.54	7.428
60.01 - 70.00	131	26,643,301.24	5.43	581	66.92	7.685
70.01 - 80.00	1,362	274,711,726.03	55.94	625	79.16	7.197
80.01 - 90.00	551	111,942,378.84	22.80	612	87.14	7.877
90.01 - 100.00	734	56,713,190.28	11.55	636	97.98	9.435
100.01 +	1	38,800.00	0.01	638	101.23	10.490
Total:	2,894	$491,061,537.87	100.00%	620	81.31%	7.647%
* With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.
Minimum:	14.89%
Maximum:	101.23%
Weighted Average:	81.31%

Group I FICO Score

RANGE OF FICO SCORE	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
500 - 520	118	$20,137,799.04	4.10%	511	74.97%	8.567%
521 - 540	163	28,215,892.59	5.75	532	76.59	8.280
541 - 560	185	25,557,746.24	5.20	552	76.65	8.268
561 - 580	260	41,420,909.81	8.43	571	80.97	8.224
581 - 600	556	76,279,121.77	15.53	591	81.91	7.958
601 - 620	435	63,710,523.51	12.97	610	83.39	7.855
621 - 640	425	71,269,232.12	14.51	630	82.14	7.445
641 - 660	255	50,357,405.30	10.25	650	82.12	7.345
661 - 680	200	42,878,456.12	8.73	670	82.55	7.046
681 - 700	127	29,454,832.61	6.00	691	82.75	7.122
701 - 720	62	13,313,846.02	2.71	711	81.64	6.601
721 - 740	50	14,475,561.07	2.95	729	82.26	6.811
741 - 760	30	6,891,862.21	1.40	751	82.73	6.589
761 - 780	17	3,311,951.17	0.67	772	79.13	6.765
781 >=	11	3,786,398.29	0.77	785	81.14	6.113
Total:	2,894	$491,061,537.87	100.00%	620	81.31%	7.647%

Minimum:	500
Maximum:	802
Weighted Average:	620

Group I Loan Purpose

LOAN PURPOSE	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
Purchase	1,822	$259,031,454.11	52.75%	632	83.57%	7.661%
Cash Out Refinance	1,020	227,597,450.43	46.35	606	78.49	7.587
Rate/Term Refinance	52	4,432,633.33	0.90	651	93.93	9.957
Total:	2,894	$491,061,537.87	100.00%	620	81.31%	7.647%

Group I Property Type

PROPERTY TYPE	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
2-4 Family	161	$35,093,015.23	7.15%	635	80.44%	7.612%
Condo	194	26,595,549.10	5.42	629	81.98	7.946
Modular Home	2	181,100.00	0.04	568	84.32	8.133
PUD	392	69,695,421.84	14.19	622	82.51	7.620
Single Family	2,127	356,480,924.59	72.59	617	81.12	7.637
Townhouse	18	3,015,527.11	0.61	625	80.33	7.297
Total:	2,894	$491,061,537.87	100.00%	620	81.31%	7.647%

Group I States – Top 30

JURISDICTION	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
California	290	$83,862,548.72	17.08%	640	80.09%	7.024%
Florida	410	65,515,071.99	13.34	618	81.99	7.793
New York	136	42,122,786.64	8.58	628	79.66	7.292
Texas	237	27,288,250.82	5.56	617	81.57	7.931
Illinois	140	24,783,313.87	5.05	639	81.96	7.431
Ohio	222	20,916,991.47	4.26	586	83.71	8.316
Nevada	86	20,293,110.82	4.13	628	80.17	7.502
Massachusetts	66	19,182,251.57	3.91	622	79.18	7.712
Virginia	72	17,392,169.03	3.54	611	81.69	7.816
Arizona	98	17,100,108.03	3.48	627	82.73	7.539
Maryland	69	15,639,844.81	3.18	604	80.55	7.693
Georgia	105	13,643,894.26	2.78	603	82.36	8.063
Michigan	100	11,921,884.61	2.43	623	82.71	7.971
North Carolina	111	11,224,220.56	2.29	614	84.68	8.136
Colorado	78	10,733,500.06	2.19	620	84.23	7.474
New Jersey	30	9,110,200.67	1.86	606	74.92	8.034
Washington	38	7,232,404.56	1.47	640	85.71	7.133
Minnesota	25	5,699,139.05	1.16	636	81.27	7.559
Connecticut	34	5,264,603.84	1.07	605	75.19	8.136
Missouri	45	5,004,069.38	1.02	595	86.73	8.186
New Hampshire	23	4,631,518.20	0.94	611	77.04	8.203
Rhode Island	23	4,601,753.04	0.94	605	76.40	7.537
Indiana	52	4,448,837.24	0.91	594	82.86	8.041
South Carolina	40	4,272,335.64	0.87	591	83.25	8.378
Pennsylvania	32	3,912,274.70	0.80	602	83.63	7.968
Wisconsin	34	3,754,414.96	0.76	584	81.00	8.319
Tennessee	41	3,597,108.97	0.73	603	84.74	8.017
Maine	20	3,534,419.23	0.72	646	78.09	7.617
Louisiana	38	3,473,646.56	0.71	607	84.51	7.864
Oregon	14	2,895,566.37	0.59	618	83.62	7.280
Other	185	18,009,298.20	3.67	587	83.06	8.309
Total:	2,894	$491,061,537.87	100.00%	620	81.31%	7.647%

Group I Documentation Type

DOCUMENTATION TYPE	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
Alternative Documentation	105	$23,577,487.66	4.80%	616	81.73%	7.460%
Full Documentation	1,747	235,786,949.41	48.02	604	82.14	7.677
Stated Documentation	1,039	230,375,341.98	46.91	636	80.42	7.644
NINA	3	1,321,758.82	0.27	701	79.99	6.310
Total:	2,894	$491,061,537.87	100.00%	620	81.31%	7.647%

Group I Occupancy Type

OCCUPANCY TYPE	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
Owner Occupied	2,807	$477,073,887.24	97.15%	620	81.30%	7.627%
Non-Owner Occupied	70	8,580,685.81	1.75	605	80.92	8.838
Vacation	17	5,406,964.82	1.10	635	83.22	7.585
Total:	2,894	$491,061,537.87	100.00%	620	81.31%	7.647%

Group I Gross Margin*

RANGE OF GROSS MARGIN (%)	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
1.501 - 2.000	1	$204,548.39	0.05%	606	79.99%	7.510%
2.001 - 2.500	2	663,485.89	0.17	636	83.84	6.799
2.501 - 3.000	3	1,094,155.92	0.28	703	80.00	6.131
3.501 - 4.000	11	5,260,993.86	1.33	707	77.30	5.382
4.001 - 4.500	29	9,785,312.61	2.47	649	76.57	5.825
4.501 - 5.000	129	36,211,293.95	9.14	653	79.55	6.275
5.001 - 5.500	174	49,139,021.19	12.40	646	78.78	6.616
5.501 - 6.000	211	56,314,198.05	14.21	639	80.57	6.952
6.001 - 6.500	244	56,210,379.88	14.19	625	82.11	7.411
6.501 - 7.000	401	72,608,638.94	18.33	601	80.44	7.826
7.001 - 7.500	410	59,224,276.07	14.95	576	80.90	8.360
7.501 - 8.000	217	31,287,282.52	7.90	573	81.88	8.758
8.001 - 8.500	48	8,166,591.47	2.06	573	81.99	9.162
8.501 - 9.000	28	6,707,455.42	1.69	581	84.09	9.120
9.001 - 9.500	19	2,222,797.01	0.56	579	78.76	9.309
9.501 - 10.000	3	156,815.85	0.04	570	72.44	10.962
10.001 – 10.500	5	861,900.00	0.22	556	77.84	11.511
10.501 – 11.000	1	71,979.06	0.02	577	80.00	11.926
Total:	1,936	$396,191,126.08	100.00%	616	80.53%	7.484%
* Adjustable-Rate Loans Only.
Minimum:	1.750%
Maximum:	10.676%
Weighted Average:	6.298%

Group I Initial Periodic Cap*

INITIAL PERIODIC CAP (%)	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
1.000	13	$2,016,470.53	0.51%	630	78.36%	8.291%
1.500	9	3,088,207.38	0.78	633	75.19	6.916
3.000	1,914	391,086,448.17	98.71	616	80.59	7.484
Total:	1,936	$396,191,126.08	100.00%	616	80.53%	7.484%
* Adjustable-Rate Loans Only.
Minimum:	1.000%
Maximum:	3.000%
Weighted Average:	2.978%

Group I Periodic Cap*

PERIODIC CAP (%)	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
1.000	1,924	$392,578,503.71	99.09%	616	80.58%	7.488%
1.500	12	3,612,622.37	0.91	624	75.25	7.084
Total:	1,936	$396,191,126.08	100.00%	616	80.53%	7.484%
* Adjustable-Rate Loans Only.
Minimum:	1.000%
Maximum:	1.500%
Weighted Average:	1.005%

 Group I Maximum Rate*

RANGE OF MAXIMUM RATES (%)	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
10.501 - 11.000	1	$390,000.00	0.10%	626	72.22%	4.764%
11.001 - 11.500	19	8,365,719.88	2.11	694	76.67	5.255
11.501 - 12.000	68	22,719,297.23	5.73	656	77.10	5.883
12.001 - 12.500	150	42,511,323.17	10.73	655	79.84	6.303
12.501 - 13.000	255	71,451,850.81	18.03	635	79.46	6.812
13.001 - 13.500	187	46,655,301.69	11.78	630	81.81	7.228
13.501 - 14.000	362	71,447,411.92	18.03	615	82.08	7.715
14.001 - 14.500	379	58,595,050.63	14.79	581	80.23	8.212
14.501 - 15.000	403	55,718,102.63	14.06	574	81.12	8.706
15.001 - 15.500	48	8,778,331.43	2.22	580	82.38	9.149
15.501 - 16.000	35	6,481,768.50	1.64	565	83.20	9.721
16.001 - 16.500	15	1,650,216.30	0.42	566	81.91	10.188
16.501 - 17.000	6	410,850.20	0.10	644	85.08	10.746
17.001 - 17.500	4	351,022.63	0.09	578	86.40	11.272
17.501 – 18.000	4	664,879.06	0.17	545	73.81	11.646
Total:	1,936	$396,191,126.08	100.00%	616	80.53%	7.484%
* Adjustable-Rate Loans Only.
Minimum:	10.764%
Maximum:	17.926%
Weighted Average:	13.529%

 Group I Minimum Rate (Floor)*

RANGE OF MINIMUM RATES (%)	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
4.001 - 4.500	2	$829,181.54	0.21%	584	70.73%	6.051%
4.501 - 5.000	5	2,053,200.00	0.52	646	78.52	6.702
5.001 - 5.500	23	9,622,762.40	2.43	698	77.49	5.397
5.501 - 6.000	68	22,323,392.90	5.63	657	77.16	5.897
6.001 - 6.500	164	45,495,523.63	11.48	654	80.01	6.353
6.501 - 7.000	287	79,254,265.93	20.00	634	79.46	6.859
7.001 - 7.500	205	48,719,365.67	12.30	627	81.50	7.305
7.501 - 8.000	350	65,856,860.01	16.62	612	82.46	7.800
8.001 - 8.500	350	53,362,062.92	13.47	578	80.24	8.299
8.501 - 9.000	379	51,545,163.38	13.01	569	80.99	8.761
9.001 - 9.500	42	7,859,261.91	1.98	579	83.47	9.244
9.501 - 10.000	33	6,262,645.00	1.58	565	83.63	9.759
10.001 - 10.500	14	1,580,688.90	0.40	564	81.99	10.229
10.501 - 11.000	6	410,850.20	0.10	644	85.08	10.746
11.001 - 11.500	4	351,022.63	0.09	578	86.40	11.272
11.501 - 12.000	4	664,879.06	0.17	545	73.81	11.646
Total:	1,936	$396,191,126.08	100.00%	616	80.53%	7.484%
* Adjustable-Rate Loans Only.
Minimum:	4.250%
Maximum:	11.926%
Weighted Average:	7.447%

 Group I Next Rate Adjustment Date*

NEXT RATE ADJUSTMENT DATE	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
2007-06	4	$511,707.59	0.13%	590	80.60%	8.394%
2007-07	43	9,207,081.20	2.32	610	77.08	7.756
2007-08	187	36,057,983.89	9.10	628	79.32	7.413
2007-09	997	204,336,086.36	51.58	615	80.99	7.415
2007-10	662	132,378,044.00	33.41	612	80.73	7.638
2008-07	3	1,034,022.81	0.26	598	66.81	8.084
2008-08	6	1,745,447.40	0.44	643	82.06	6.638
2008-09	22	6,516,648.69	1.64	653	75.13	6.949
2008-10	9	3,069,300.00	0.77	644	79.20	6.645
2010-08	1	119,780.75	0.03	648	80.00	6.460
2010-09	2	1,215,023.39	0.31	662	87.13	7.645
Total:	1,936	$396,191,126.08	100.00%	616	80.53%	7.484%
* Adjustable-Rate Loans Only.

Collateral Characteristics

Collateral characteristics are listed below as of the Cut-off Date

Group II Summary

Total Number of Loans	4,840	Geographic Distribution
Total Outstanding Loan Balance	$588,473,484.58	(Other states account individually for less
Average Outstanding Loan Balance	$121,585.43	than 5.00% of the Cut-off Date
Fixed Rate Loans	21.58%	aggregate principal balance)
Adjustable-Rate Loans	78.42%	FL	11.34%
Prepayment Penalty Coverage	73.38%	CA	7.81%
WA Coupon	7.616%	AZ	7.51%
WA Margin*	6.339%	IL	6.42%
WA Initial Periodic Cap*	2.975%	NY	5.66%
WA Minimum Rate*	7.530%	OH	5.02%
WA Original Term (mo.)	355
WA Remaining Term (mo.)	355
WA Original LTV	79.07%
WA FICO	614	Largest Zip Code Concentration
WA DTI		Zip Code (City) 85308 (Glendale, AZ)	0.27%
First Lien Position	96.03%
Second Lien Position	3.97%
% of Silent Seconds	23.40%	Occupancy Status
		Owner Occupied	95.09%
Product Type		Non-Owner Occupied	4.01%
2/28 ARM	56.14%	Vacation	0.91%
2/28 Interest Only ARM	18.84%
3/27 ARM	1.89%	Loan Purpose
3/27 Interest Only ARM	1.11%	Cash Out Refinance	71.52%
5/25 ARM	0.45%	Purchase	26.99%
Balloon	0.78%	Rate/Term Refinance	1.49%
Fixed	19.97%
Fixed Interest Only	0.86%

Prepayment Penalty (years)
No Penalty	26.62%
0.5	0.05%
1.0	9.76%
2.0	48.72%
2.5	0.21%
3.0 or more	14.63%

*  Adjustable-Rate Loans Only

Group II Scheduled Principal Balances

RANGE OF PRINCIPAL BALANCES ($)	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
0.01 - 50,000.00	967	$29,528,454.98	5.02%	608	92.42%	10.281%
50,000.01 - 100,000.00	1,312	99,336,081.25	16.88	603	80.14	8.269
100,000.01 - 150,000.00	1,054	129,930,167.89	22.08	608	78.26	7.666
150,000.01 - 200,000.00	707	122,633,616.21	20.84	614	77.67	7.309
200,000.01 - 250,000.00	431	96,425,669.06	16.39	620	78.17	7.218
250,000.01 - 300,000.00	224	61,059,588.65	10.38	624	76.97	6.972
300,000.01 - 350,000.00	101	32,548,612.18	5.53	637	78.56	6.814
350,000.01 - 400,000.00	31	11,301,472.92	1.92	628	78.67	7.079
400,000.01 - 450,000.00	11	4,684,452.77	0.80	620	80.16	7.180
450,000.01 - 500,000.00	1	494,593.46	0.08	672	90.00	6.990
500,000.01 - 550,000.00	1	530,775.21	0.09	725	84.99	7.125
Total:	4,840	$588,473,484.58	100.00%	614	79.07%	7.616%

Minimum:	$12,987.72
Maximum:	$530,775.21
Average:	$121,585.43

Group II Mortgage Rates

RANGE OF MORTGAGE RATES (%)	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
4.501 - 5.000	2	$491,103.79	0.08%	639	67.34%	5.000%
5.001 - 5.500	70	15,092,542.24	2.56	684	73.01	5.302
5.501 - 6.000	254	49,567,722.13	8.42	673	72.39	5.823
6.001 - 6.500	372	65,765,108.71	11.18	639	75.18	6.292
6.501 - 7.000	671	104,868,951.10	17.82	625	77.68	6.794
7.001 - 7.500	658	94,064,204.53	15.98	611	78.04	7.270
7.501 - 8.000	579	82,115,022.85	13.95	603	79.62	7.734
8.001 - 8.500	223	27,770,093.89	4.72	605	80.43	8.244
8.501 - 9.000	205	23,041,553.18	3.92	609	84.16	8.766
9.001 - 9.500	525	52,188,549.27	8.87	562	80.48	9.286
9.501 - 10.000	444	42,590,279.58	7.24	567	83.27	9.750
10.001 - 10.500	298	14,473,891.67	2.46	595	91.99	10.308
10.501 - 11.000	330	9,175,063.41	1.56	604	96.44	10.764
11.001 - 11.500	78	2,477,979.21	0.42	597	96.57	11.307
11.501 - 12.000	48	2,038,018.92	0.35	596	93.95	11.810
12.001 - 12.500	77	2,598,488.50	0.44	635	98.96	12.475
12.501 – 13.000	4	99,929.95	0.02	642	99.90	12.740
13.001 – 13.500	2	54,981.65	0.01	622	100.00	13.390
Total:	4,840	$588,473,484.58	100.00%	614	79.07%	7.616%

Minimum	5.000%
Maximum:	13.490%
Weighted Average:	7.616%

Group II Original Terms*

RANGE OF ORIGINAL TERMS (MONTHS)	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
1 - 180	211	$11,184,057.29	1.90%	640	81.17%	8.497%
181 - 240	111	5,175,910.20	0.88	642	90.27	10.117
241 - 300	2	355,330.08	0.06	724	59.94	6.615
301 - 360	4,516	571,758,187.01	97.16	613	78.94	7.577
Total:	4,840	$588,473,484.58	100.00%	614	79.07%	7.616%
* All of the above terms include the interest only period
Minimum:	120
Maximum:	360
Weighted Average:	355

Group II Remaining Terms*

RANGE OF REMAINING TERMS (MONTHS)	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
1 - 180	211	$11,184,057.29	1.90%	640	81.17%	8.497%
181 - 240	111	5,175,910.20	0.88	642	90.27	10.117
241 - 300	2	355,330.08	0.06	724	59.94	6.615
301 - 360	4,516	571,758,187.01	97.16	613	78.94	7.577
Total:	4,840	$588,473,484.58	100.00%	614	79.07%	7.616%
* All of the above terms include the interest only period
Minimum:	119
Maximum:	360
Weighted Average:	355

Group II Original Loan-to-Value Ratio*

RANGE OF LOAN-TO-VALUE RATIOS (%)	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
0.01 - 10.00	2	$106,600.00	0.02%	661	8.49%	8.512%
10.01 - 20.00	7	502,144.96	0.09	552	15.89	8.877
20.01 - 30.00	17	1,239,259.53	0.21	611	25.55	7.990
30.01 - 40.00	38	4,132,259.14	0.70	621	35.02	7.151
40.01 - 50.00	80	11,579,931.52	1.97	609	45.76	6.985
50.01 - 60.00	177	28,481,820.51	4.84	602	55.95	6.973
60.01 - 70.00	444	68,836,319.44	11.70	592	66.25	7.342
70.01 - 80.00	1,969	270,730,027.61	46.01	620	78.79	7.179
80.01 - 90.00	999	141,850,182.87	24.10	611	87.25	8.015
90.01 - 100.00	1,107	61,014,939.00	10.37	631	97.60	9.367
Total:	4,840	$588,473,484.58	100.00%	614	79.07%	7.616%
* With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.
Minimum:	7.48%
Maximum:	100.00%
Weighted Average:	79.07%

Group II FICO Score

RANGE OF FICO SCORE	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
500 - 520	265	$30,652,857.92	5.21%	510	72.38%	8.960%
521 - 540	307	39,787,540.33	6.76	531	72.42	8.404
541 - 560	332	43,212,375.49	7.34	551	77.11	8.168
561 - 580	424	53,161,974.32	9.03	571	78.09	7.968
581 - 600	881	87,194,701.07	14.82	590	81.09	7.884
601 - 620	669	72,484,571.80	12.32	610	80.82	7.616
621 - 640	601	72,685,328.82	12.35	631	81.36	7.458
641 - 660	554	71,685,557.15	12.18	651	80.95	7.312
661 - 680	321	44,142,196.49	7.50	669	80.44	7.051
681 - 700	186	27,001,419.85	4.59	690	79.95	6.796
701 - 720	111	16,897,198.01	2.87	710	75.99	6.396
721 - 740	67	10,299,156.09	1.75	729	78.29	6.451
741 - 760	53	8,329,051.17	1.42	749	78.76	6.282
761 - 780	37	6,640,414.23	1.13	770	79.53	6.324
781 >=	32	4,299,141.84	0.73	793	73.96	6.227
Total:	4,840	$588,473,484.58	100.00%	614	79.07%	7.616%

Minimum:	500
Maximum:	810
Weighted Average:	614

Group II Loan Purpose

LOAN PURPOSE	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
Purchase	1,880	$158,835,862.94	26.99%	624	83.56%	7.782%
Cash Out Refinance	2,754	420,889,076.85	71.52	611	77.04	7.496
Rate/Term Refinance	206	8,748,544.79	1.49	629	95.64	10.349
Total:	4,840	$588,473,484.58	100.00%	614	79.07%	7.616%

Group II Property Type

PROPERTY TYPE	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
2-4 Family	150	$32,184,085.46	5.47%	629	76.32%	7.156%
Condo	175	23,907,568.20	4.06	634	79.86	7.353
Modular Home	3	434,329.64	0.07	598	89.39	9.825
PUD	374	59,173,377.79	10.06	617	79.53	7.204
Single Family	4,094	468,603,652.52	79.63	612	79.15	7.713
Townhouse	44	4,170,470.97	0.71	613	79.00	7.336
Total:	4,840	$588,473,484.58	100.00%	614	79.07%	7.616%

Group II States – Top 30

JURISDICTION	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
Florida	500	$66,703,983.75	11.34%	605	77.94%	7.586%
California	218	45,963,210.25	7.81	620	70.02	6.814
Arizona	285	44,207,646.87	7.51	621	79.72	7.151
Illinois	303	37,756,689.57	6.42	610	81.16	7.417
New York	179	33,284,058.76	5.66	618	76.49	7.249
Ohio	397	29,542,644.21	5.02	602	85.07	8.393
Massachusetts	136	26,744,607.41	4.54	637	73.33	7.267
Michigan	265	24,166,931.40	4.11	611	82.08	8.145
Nevada	113	19,797,841.12	3.36	628	78.69	7.089
Texas	250	19,455,830.25	3.31	602	81.05	7.950
Colorado	138	16,939,785.86	2.88	628	83.51	7.091
North Carolina	169	15,789,644.75	2.68	601	81.92	8.193
Maryland	88	15,489,407.24	2.63	618	78.63	7.450
Minnesota	101	13,996,442.78	2.38	636	82.33	7.686
New Hampshire	81	13,835,039.24	2.35	628	76.03	7.361
Georgia	152	13,349,455.80	2.27	609	84.99	8.255
New Jersey	72	12,814,927.79	2.18	596	72.93	8.224
Missouri	150	12,607,855.06	2.14	598	83.97	8.201
Rhode Island	68	12,213,355.67	2.08	635	75.67	6.898
Virginia	85	12,076,733.27	2.05	609	76.39	7.832
Connecticut	67	11,022,747.19	1.87	619	74.49	7.901
Washington	62	9,305,098.50	1.58	620	79.87	7.100
Maine	83	9,283,621.65	1.58	632	78.89	7.762
Indiana	120	8,229,891.05	1.40	606	83.39	7.955
Utah	63	7,125,911.12	1.21	629	82.71	6.929
Wisconsin	72	6,419,170.26	1.09	603	82.40	8.968
Tennessee	75	5,586,251.18	0.95	607	86.99	8.551
Pennsylvania	64	5,510,959.58	0.94	583	81.69	8.314
South Carolina	78	5,082,494.86	0.86	587	82.60	8.859
Kentucky	57	4,113,514.26	0.70	593	83.58	7.866
Other	349	30,057,733.88	5.11	611	82.56	8.325
Total:	4,840	$588,473,484.58	100.00%	614	79.07%	7.616%

Group II Documentation Type

DOCUMENTATION TYPE	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
Alternative Documentation	106	$14,074,292.69	2.39%	605	82.88%	7.889%
Full Documentation	3,259	355,918,885.86	60.48	606	80.16	7.597
NINA	10	1,697,247.09	0.29	681	69.88	6.956
Stated Documentation	1,465	216,783,058.94	36.84	627	77.11	7.635
Total:	4,840	$588,473,484.58	100.00%	614	79.07%	7.616%

Group II Occupancy Type

OCCUPANCY TYPE	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
Owner Occupied	4,586	$559,555,225.79	95.09%	613	78.93%	7.599%
Non-Owner Occupied	219	23,584,770.59	4.01	643	80.55	7.969
Vacation	35	5,333,488.20	0.91	658	86.97	7.857
Total:	4,840	$588,473,484.58	100.00%	614	79.07%	7.616%

Group II Gross Margin*

RANGE OF GROSS MARGIN (%)	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
2.001 - 2.500	1	$108,000.00	0.02%	655	80.00%	6.530%
2.501 – 3.000	12	1,951,141.10	0.42	616	77.55	7.173
3.001 - 3.500	2	401,600.00	0.09	691	80.00	5.201
3.501 - 4.000	30	6,438,861.72	1.40	694	72.52	5.504
4.001 - 4.500	67	13,744,187.43	2.98	671	72.96	5.587
4.501 - 5.000	200	34,259,028.71	7.42	637	76.13	6.226
5.001 - 5.500	380	63,027,804.03	13.66	622	77.11	6.665
5.501 - 6.000	543	79,462,527.23	17.22	613	78.16	7.002
6.001 - 6.500	589	85,534,224.67	18.53	603	78.54	7.411
6.501 - 7.000	381	53,190,333.15	11.52	602	80.22	7.724
7.001 - 7.500	202	28,068,981.11	6.08	614	82.08	8.168
7.501 - 8.000	257	28,113,971.38	6.09	581	82.12	8.951
8.001 - 8.500	454	49,041,338.34	10.63	555	80.46	9.497
8.501 - 9.000	150	17,007,442.75	3.68	559	83.11	9.864
9.001 - 9.500	7	731,421.15	0.16	579	92.46	10.004
9.501 - 10.000	5	370,406.58	0.08	540	75.62	9.272
10.001 - 10.500	2	91,972.18	0.02	520	80.00	11.750
Total:	3,282	$461,543,241.53	100.00%	606	78.87%	7.561%
* Adjustable-Rate Loans Only.
Minimum:	2.250%
Maximum:	10.500%
Weighted Average:	6.339%

Group II Initial Periodic Cap*

INITIAL PERIODIC CAP (%)	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
1.000	39	$4,195,304.81	0.91%	602	80.73%	8.363%
1.500	10	2,203,888.14	0.48	633	80.34	6.629
2.000	1	271,482.49	0.06	553	85.00	6.250
3.000	3,231	454,772,615.07	98.53	606	78.84	7.558
6.000	1	99,951.02	0.02	565	80.00	9.520
Total:	3,282	$461,543,241.53	100.00%	606	78.87%	7.561%
* Adjustable-Rate Loans Only.
Minimum:	1.000%
Maximum:	6.000%
Weighted Average:	2.975%

Group II Periodic Cap*

PERIODIC CAP (%)	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
1.000	3,266	$458,147,050.87	99.26%	605	78.88%	7.567%
1.500	16	3,396,190.66	0.74	634	77.44	6.714
Total:	3,282	$461,543,241.53	100.00%	606	78.87%	7.561%
* Adjustable-Rate Loans Only.
Minimum:	1.000%
Maximum:	1.500%
Weighted Average:	1.004%

 Group II Maximum Rate*

RANGE OF MAXIMUM RATES (%)	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
10.501 - 11.000	2	$491,103.79	0.11%	639	67.34%	5.000%
11.001 - 11.500	63	13,481,418.29	2.92	681	73.46	5.294
11.501 - 12.000	126	24,510,234.75	5.31	650	75.14	5.825
12.001 - 12.500	272	48,663,013.32	10.54	630	76.46	6.289
12.501 - 13.000	487	76,664,254.58	16.61	618	77.76	6.781
13.001 – 13.500	540	79,475,654.54	17.22	607	77.99	7.246
13.501 - 14.000	546	78,032,949.90	16.91	602	79.73	7.644
14.001 - 14.500	225	28,682,825.00	6.21	606	80.36	8.121
14.501 - 15.000	185	21,312,637.57	4.62	605	83.26	8.664
15.001 - 15.500	464	48,396,757.87	10.49	561	80.44	9.263
15.501 - 16.000	316	35,716,468.25	7.74	560	82.20	9.704
16.001 - 16.500	44	5,066,319.47	1.10	560	84.89	10.097
16.501 - 17.000	8	762,564.10	0.17	567	91.04	10.440
17.001 - 17.500	2	195,067.92	0.04	587	90.65	11.263
17.501 - 18.000	2	91,972.18	0.02	520	80.00	11.750
Total:	3,282	$461,543,241.53	100.00%	606	78.87%	7.561%
* Adjustable-Rate Loans Only.
Minimum:	11.000%
Maximum:	17.750%
Weighted Average:	13.602%

 Group II Minimum Rate (Floor)*

RANGE OF MINIMUM RATES (%)	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
3.001 – 3.500	1	$264,000.00	0.06%	742	80.00%	5.300%
4.501 - 5.000	9	1,463,156.82	0.32	614	69.89	6.037
5.001 - 5.500	69	14,862,796.13	3.22	671	73.16	5.444
5.501 - 6.000	144	27,563,492.41	5.97	645	75.17	5.955
6.001 - 6.500	296	52,262,770.14	11.32	631	76.76	6.350
6.501 - 7.000	535	82,822,131.27	17.94	618	78.00	6.807
7.001 - 7.500	547	78,819,216.68	17.08	608	78.16	7.276
7.501 - 8.000	490	70,507,492.17	15.28	599	79.85	7.746
8.001 - 8.500	200	25,536,065.74	5.53	602	80.69	8.270
8.501 - 9.000	180	20,203,639.06	4.38	604	83.75	8.775
9.001 - 9.500	454	46,890,265.21	10.16	559	80.35	9.284
9.501 - 10.000	307	34,856,634.80	7.55	558	82.22	9.729
10.001 - 10.500	40	4,733,835.12	1.03	559	84.61	10.136
10.501 - 11.000	7	580,832.73	0.13	586	92.93	10.641
11.001 - 11.500	1	84,941.07	0.02	569	85.00	11.150
11.501 - 12.000	2	91,972.18	0.02	520	80.00	11.750
Total:	3,282	$461,543,241.53	100.00%	606	78.87%	7.561%
* Adjustable-Rate Loans Only.
Minimum:	3.410%
Maximum:	11.750%
Weighted Average:	7.530%

 Group II Next Rate Adjustment Date*

NEXT RATE ADJUSTMENT DATE	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
2007-05	1	$59,303.40	0.01%	549	85.00%	7.990%
2007-06	6	898,187.50	0.19	619	85.04	7.310
2007-07	59	8,864,501.87	1.92	614	78.22	7.691
2007-08	296	40,626,626.54	8.80	613	77.86	7.320
2007-09	1,855	257,193,420.24	55.72	603	79.17	7.538
2007-10	937	133,608,650.00	28.95	604	78.86	7.733
2008-07	2	396,539.34	0.09	637	77.07	6.913
2008-08	15	2,658,159.11	0.58	606	82.20	7.535
2008-09	62	9,743,802.33	2.11	617	77.50	7.193
2008-10	35	4,835,600.00	1.05	628	74.43	7.431
2010-07	1	131,718.71	0.03	602	80.00	7.750
2010-08	1	95,859.90	0.02	553	80.00	7.600
2010-09	9	1,925,872.59	0.42	719	75.68	6.105
2010-10	3	505,000.00	0.11	689	69.98	5.803
Total:	3,282	$461,543,241.53	100.00%	606	78.87%	7.561%
* Adjustable-Rate Loans Only.

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the Statement from your sales representative.